Dated January 4, 2011

EXMOVERE HOLDINGS, INC.

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

DEPOSIT AGREEMENT

relating to Global Depositary Receipts
issued in respect of equity shares of

EXMOVERE HOLDINGS, INC.

Linklaters

Linklaters LLP

This Agreement is made on January 4, 2011 **between:**

(1) **EXMOVERE HOLDINGS, INC.** , a company incorporated in Nevada with its corporate offices at 1600 Tysons Boulevard, 8th Floor, McLean, Virginia 22102 (the "**Company**"); and

(2) **DEUTSCHE BANK TRUST COMPANY AMERICAS** of 60 Wall Street, New York, New York 10005, United States (the "**Depositary**").

It is agreed as follows:

1 Interpretation

1.1 **Definitions:** The following expressions shall have the following meanings:

"**Affiliate**" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another entity, and, where the context relates to Rule 144 of the Securities Act, as defined thereunder;

"**Agent**" means any agent appointed by the Depositary pursuant to Condition 17;

"**Agreement**" means this Deposit Agreement;

"**Arbitration**" has the meaning given to such term in Clause 16.3;

"**Arbitration Rules**" means the UNCITRAL Arbitration Rules as at present in force;

"**Authorised Signatory**" means a person duly authorised by the Depositary and having the necessary power on behalf of the Depositary to sign the GDRs; "**beneficial owner of GDRs**" means a person holding beneficial title to such GDRs or interests therein;

"**Board of Directors**" means the board of directors of the Company;

"**Business Day**" means a day on which commercial banks and foreign exchange markets are open in London, New York and Frankfurt;

"**Certificate in definitive registered form**", "**Certificate**" or "**certificate evidencing GDRs**" means a certificate issued in respect of GDRs which are not evidenced by the Master GDR and are issued substantially in the form set out in Schedule 1, as the same may be amended from time to time pursuant to this Agreement;

"**Clearstream**" means Clearstream Banking, société anonyme or any other successor securities clearing agency;

"**Clearing Systems**" means Clearstream together with Euroclear, and "**Clearing System**" means one of Clearstream and Euroclear (as applicable);

"**Common Depositary**" means a common depositary for the Clearing Systems;

"**Conditions**" means the terms and conditions set out in Schedule 1 applicable to the GDRs as the same may be modified in accordance with the provisions of this Agreement, and "**Condition**" refers to a numbered paragraph of the Conditions;

"**Constitutive Documents**" means the memorandum and articles of association of the Company, as may be amended from time to time;

"**Custodian**" means Deutsche Bank Trust Company Americas and/or such other successor or additional custodian or custodians of the Deposited Property as may from time to time

be appointed by the Depositary pursuant to Clause 3.1 and to applicable US laws and notice of whose appointment is duly given to the Holders, in each case as agent of the Depositary for the purposes of this Agreement;

"**Custodian's Office**" means, in relation to the Custodian, its office at Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York, 10005 United States, or such other office as from time to time may be so designated by the Custodian with the approval of the Depositary and notice of which designation is duly given to the Holders and the Company;

"**Deposited Property**" means and includes the Deposited Shares, other property (excluding any restricted securities as defined under Rule 144 of the Securities Act) and cash for the time being held by the Custodian or the Depositary or their respective agents and attributable to the Deposited Shares pursuant to the provisions of this Agreement together with any right of the Depositary or the Custodian to receive interests and securities (excluding any restricted securities as defined under Rule 144 of the Securities Act), property and cash as aforesaid other than any right of the Depositary or the Custodian against any Pre-Release to receive any Shares, cash or GDRs pursuant to the contract governing the Pre-Release;

"**Deposited Shares**" means Shares which are for the time being registered in the name of the Depositary or its nominee and in respect of which GDRs have been issued pursuant to the terms of the Agreement;

"**Dispute**" has the meaning given to such term in Clause 16.3;

"**Euroclear**" means Euroclear S.A./N.V., as operator of the Euroclear System or any other successor securities clearing agency;

"**Frankfurt Stock Exchange**" means the FWB Frankfurter Wertpapierbörse;

"**Freiverkehr**" means the Freiverkehr ("open market") of the Frankfurt Stock Exchange;

"**GDRs**" means the registered global depositary receipts issued hereunder which are from time to time outstanding and (except for where the context indicates otherwise) includes the Master GDR issued pursuant to Clause 2;

"**GDR Exchange**" means the Freiverkehr;

"**Holder**" means the person recorded in the Register as holder for the time being of a GDR;

"**IASB**" means the International Accounting Standards Board;

"**IFRS**" means the International Financial Reporting Standards (formerly International Accounting Standards) issued by the IASB and interpretations issued by the International Financial Reporting Committee of the IASB (as amended, supplemented, or re-issued from time to time);

"**Indemnified Person**" means any person seeking an indemnification under this Agreement;

"**Indemnifying Person**" means any person from which an Indemnified Person is seeking an indemnification;

"**Issue Documents**" means this Agreement, the GDRs (including the Master GDR, the Certificates and the Conditions) or any of them;

"**Losses**" has the meaning given to such term in Clause 9.4;

"**Master GDR**" means the Master GDR issued pursuant to Clause 2 and being substantially in the form set out in of Schedule 2 as the same may be amended from time to time pursuant to the terms of this Agreement;

"**Owner of GDRs**" means, in respect of any GDRs evidenced by the Master GDR, such person whose name appears in the records of the Clearing Systems as the owner of a particular amount of GDRs, and in respect of any other GDR, the Holder thereof and "**Owner**" in this context shall be construed accordingly;

"**Pre-Release**" has the meaning given to such term in Clause 3.11;

"**Proceedings**" has the meaning given to such term in Clause 16.2;

"**Record Date**" means, in respect of any meeting of shareholders of the Company, any dividend or distribution in cash or of Shares, or any distribution of rights or for any other purpose, the record date (or any particular time on such date) set by the Company therefor;

"**Register**" means the register of Holders referred to in Clause 2.1;

"**Securities Act**" means the United States Securities Act of 1933, as amended;

"**Shares**" means fully paid equity shares of the Company having a par value of US$0.001 per share and not deemed to be restricted securities as defined in Rule 144 of the Securities Act and includes any additional shares and any new shares issued in substitution for such shares (so long as such additional or substituted shares are also not deemed to be restricted securities as defined in Rule 144 of the Securities Act) in connection with any change in par value, conversion into non-par value shares, consolidation, sub-division or other reclassification of such shares or any re-organisation, merger or consolidation of or affecting the Company;

"**Specified Office**" of any person means the office of the Depositary or the Company (as applicable) specified in Clause 13 hereof or such other or further offices (outside of the United States) as may from time to time be duly notified to the Holders;

"**Taxes**" has the meaning given to such term in Clause 9.8;

"**United States**" or "**US**" means the United States as that term is defined in Regulation S under the Securities Act; and

"**VAT**" means value added tax levied in accordance with Directive 2006/112EC and any other tax levied by reference to added value or sales.

1.2 In this Agreement, where the context so permits, words importing the singular number only shall include the plural number and vice versa, words importing the masculine gender shall include the feminine gender and vice versa and words importing persons shall include firms, partnerships, trusts and corporations.

1.3 References in this Agreement to Schedules, Clauses and Paragraphs shall be construed as references to the Schedules, Clauses and Paragraphs of this Agreement.

1.4 References in this Agreement to remuneration or costs or charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof.

1.5 References in this Agreement to "**dollars**," "**US$**" and "**USD**" shall be construed as references to United States dollars which are freely transferable by residents and non-residents of the United States and convertible by such persons into any other freely convertible currency unless such transferability and convertibility is restricted by any law or regulation of general application, in which event reference to "dollars," "US$" and "USD" shall be construed as references to such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts in the United States.

1.6 References in this Agreement to any statute or a provision of any statute shall be deemed to (i) include a reference to any statute or the provision of any statute which amends, extends, consolidates or replaces the same, or which has been amended, extended, consolidated or replaced by the same, and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute and (ii) be references to statues and provisions of statutes of the United Kingdom unless otherwise provided for.

1.7 References in this Agreement to any action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceedings for the enforcement of rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of judicial proceedings described or referred to in this Agreement.

1.8 Words and phrases defined in the Conditions shall have the same meaning where used herein, unless the context otherwise requires.

1.9 The headings to Clauses and Conditions are inserted for convenience and shall not affect the construction of this Agreement.

1.10 References to this Agreement shall be construed as references to this Agreement as amended or varied from time to time in accordance with the terms of this Agreement and the Conditions.

2 Form of GDRs

2.1 The GDRs will initially be evidenced by a single Master GDR in registered form substantially in the form set out in Schedule 2, which will be printed or typewritten and signed manually by an Authorised Signatory. Subject to the Depositary being notified by or on behalf of the Company as to the number of Shares to be represented by the Master GDR, the Depositary will deliver the Master GDR to the Common Depositary and will register it in the name of a common nominee for the Clearing Systems.

The Depositary shall maintain, or cause to be maintained, at all times outside the United Kingdom, a Register of Holders, showing the number of GDRs evidenced by the Master GDR and the number of GDRs in respect of which Certificates have been issued and which remain outstanding from time to time, the date of issue and all subsequent transfers and changes of ownership in respect thereof, and the names and addresses of Holders. The Depositary will receive requests for the transfer of GDRs (other than GDRs evidenced by a Master GDR), and will, against payment of all applicable fees and charges and upon receipt of such forms and such other documents as may reasonably be required, duly

executed, as it shall from time to time provide, effect the necessary entries and issue new Certificates on surrender of Certificates in respect of the GDRs being transferred.

2.2 Upon each occasion when Shares are deposited with the Custodian by any persons (other than the Company, its Affiliates or a person acting on behalf of the Company or its Affiliates) (i) pursuant to the Conditions, (ii) subject to prior delivery to the Depositary by or on behalf of the person acquiring beneficial ownership of the GDRs to be issued in respect of such Shares of a duly completed and signed certification and agreement substantially in the form set out in Schedule 3, Part B and (iii) subject to prior delivery to the Depositary by or on behalf of the person acquiring beneficial ownership of the GDRs to be issued in respect of such Shares an opinion of US counsel determining that such Shares when such deposit is made (and the GDRs issued in respect thereof) are not restricted securities within the meaning of Rule 144 under the Securities Act, the Depositary will issue the corresponding number of GDRs, will make the appropriate entries in the Register to show such issue and the increase in the number of GDRs evidenced by the Master GDR and shall notify the Clearing Systems and the Company of such increase.

2.3 The Holders of the Master GDR shall enjoy the same rights and benefits under this Agreement (including the Conditions) as if such Holders were the Holders of the GDRs in definitive form evidenced thereby and shall be subject to the provisions of this Agreement except as otherwise expressly stated herein or in the Conditions.

2.4 Certificates in respect of GDRs shall have endorsed thereon the Conditions in or substantially in the form set out in Schedule 1 and shall be signed manually or in facsimile by an Authorised Signatory. The Depositary may use the facsimile signature of any Authorised Signatory notwithstanding that any such person shall have ceased to hold such office at the date of delivery of any GDR, and any GDRs so delivered, incorporating such facsimile signature, shall be valid and binding obligations of the Depositary.

2.5 The Company will pay all transfer or issue duties and other similar duties or taxes payable on or in connection with the constitution and issue of the Master GDR, the initial distribution of the GDRs and the execution of this Agreement. If any proceedings are taken to enforce the obligations of the Company under any of the Issue Documents and for the purposes of such proceedings any of the Issue Documents are required to be taken into any jurisdiction in accordance with a legal opinion and stamp duties or other similar duties or taxes become payable on any of the Issue Documents in connection with such proceedings in such jurisdiction, the Company will forthwith pay (or reimburse the person making a valid payment of) all such stamp duties and other similar duties and taxes, including penalties and interest (if any) unless otherwise ordered by a court of competent jurisdiction in such proceedings.

2.6 The Depositary shall make available pursuant to the Master GDR, not later than 60 calendar days following any event described in the Master GDR imposing an obligation upon the Depositary to exchange such Master GDR and upon payment by the Holder of any relevant fees, taxes, duties, charges, costs and expenses at the specified office of the Depositary to the order of the Holder of the Master GDR, in exchange for an interest in such Master GDR, one or more Certificates registered in the name of such person as instructed by such Holder, provided that together with any such request for delivery of Certificates for interests in the Master GDR, there shall be delivered to the Depositary, if required by the Depositary, either (i) a certificate from such person substantially in the form set out in Schedule 3 Part A or (ii) an electronic certification through the relevant Clearing System in lieu of such certification set forth in Schedule 3 Part A by or on behalf of such

person. Upon the issue of any Certificate in definitive registered form, the Depositary shall make appropriate entries in the Register to show the issue of such Certificates and the decrease in the number of GDRs evidenced by the relevant Master GDR and shall notify the Company and the relevant Clearing System of such decrease.

2.7 If, at any time when Deposited Shares are represented by the Master GDR, either:

2.7.1 the Holder of the Master GDR is unwilling or unable to continue as common depositary or depositary (or as nominee thereof), as the case may be, and a successor common depositary or successor depositary (or successor nominee therefor), as the case may be, is not appointed within 90 calendar days;

2.7.2 either of the Clearing Systems is closed for business for a continuous period of 14 calendar days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does, in fact, do so and no alternative clearing system satisfactory to the Depositary is available within 45 calendar days; or

2.7.3 the Depositary has determined that, on the occasion of the next payment in respect of the GDRs, the Company, the Depositary or its Agent would be required to make any deduction or withholding from any payment in respect of the GDRs which would not be required were the GDRs in definitive form,

the Company will, on intimation from the Depositary of the occurrence of one or more events set forth in Clauses 2.7.1 to 2.7.3 instruct the Depositary to make Certificates in definitive registered form available, subject to and in accordance with the provisions of Clause 2.6 above.

3 Appointment of Custodian, Deposit and Withdrawal of Shares

3.1 The Depositary has separately appointed the Custodian to act for it as custodian hereunder and the Custodian has agreed to act in accordance with the terms of, and to carry out those functions expressed to be performed by it in, this Agreement. In acting in accordance with the terms of this Agreement, the Custodian shall be subject at all times and in all respects to the direction of the Depositary and shall be responsible solely to it. The Custodian may resign or be discharged from its duties by 90 calendar days' prior notice except that if a replacement Custodian is appointed which is a branch or affiliate of the Depositary, the Custodian's resignation or discharge may take effect immediately on the appointment of such replacement custodian. Notice of any change of Custodian shall be given to Holders by the Depositary as soon as practicable following such change. The Depositary shall promptly appoint a successor which shall, upon acceptance of such appointment and the expiry of any applicable notice period, become the Custodian, and the retiring Custodian shall take all practicable steps to promptly vest the Deposited Property and the relevant records in the replacement Custodian.

Subject as provided below, the Depositary will require the Custodian to ensure that all Deposited Property held by the Custodian is identified as being held for the account of the Depositary and is segregated from all other property, including, but not limited to, property of the same type or class of, or held by, the Custodian provided that the Custodian shall not be obliged to segregate cash comprised in the Deposited Property from cash otherwise held by the Custodian. The Deposited Property shall be held by the Depositary or by a

Custodian for the account and to the order of the Depositary (on behalf of Holders) in one or more separate accounts maintained by the Custodian.

Notwithstanding the foregoing, if permitted by applicable law and for so long as the Depositary and the Custodian are the same legal entity, references to them separately in this Agreement are for convenience only and such legal entity shall be responsible for discharging both functions directly to the Holders and to the Company.

3.2 On and subject to the Conditions and the terms and conditions set out in this Agreement and to the extent permitted by applicable law, the Depositary will accept for deposit any Shares so deposited hereunder pursuant to Condition 1 upon:

3.2.1 delivery to the Custodian at the Custodian's Office of Shares accompanied by such instruments and other documents, if any, as are required for the transfer of the relevant Shares to the Depositary or its nominees;

3.2.2 delivery to the Depositary at its specified office of:

(i) evidence of delivery to the Custodian of those documents (if any) referred to in Clause 3.2.1;

(ii) either (a) a certificate substantially in the form set out in Schedule 3 Part B or (b) an electronic certification through the relevant Clearing System, in lieu of such certification set forth in Schedule 3 Part B by or on behalf of the person depositing such Shares;

(iii) an opinion of US counsel determining that such Shares when such deposit is made (and the GDRs issued in respect thereof) are not restricted securities within the meaning of Rule 144 under the Securities Act

(iv) evidence satisfactory to the Depositary that all conditions to such deposit have been satisfied by the person depositing such Shares under US law and regulations;

(v) evidence satisfactory to the Depositary that any necessary approval for such deposit has been granted by any appropriate governmental agency in the US and in accordance with the Constitutive Documents;

(vi) payment of such fees and expenses incurred by the Depositary with respect to the forwarding of any of the above documents, as necessary, to the Custodian;

(vii) payment of a sum on an after tax basis sufficient to pay or reimburse the Depositary for payment of (a) any stock transfer or other tax (including any issue or transfer tax) or other governmental charge with respect thereto, (b) any stock transfer or registration fees for the registration of transfers of Shares upon any applicable register, (c) any charges imposed by the GDR Exchange or any other stock exchange, (d) any charges of the Depositary upon delivery of definitive GDRs or adjustment of its records in respect of the Master GDR against deposit of Shares and (e) any other fees, expenses and charges as set forth in Condition 16 and Clause 9; and

(viii) a duly executed notice containing instructions for delivery of a GDR or GDRs in definitive form at the specified office of the Depositary or for crediting interests in a Master GDR to the account of a specified participant in the relevant Clearing System; and

3.2.3 compliance with such reasonable regulations, if any, as the Depositary and the Company may establish consistent with the provisions of this Agreement.

3.3 Any person delivering Shares for deposit under this Agreement may be required by the Depositary or the Custodian to furnish it with such proof, certificates and representations and warranties as to matters of fact, including without limitation, the citizenship and residence of the depositor, the authenticity and validity of the certificate or certificates or other instruments of title to such Shares (if applicable) and the identity and genuineness of any signature on any of the supporting instruments or other documents, and with such further documents and information as the Depositary may deem necessary or appropriate for the administration or implementation of this Agreement in accordance with applicable laws and regulations. The Depositary or the Custodian may withhold acceptance of Shares for deposit, withhold delivery of GDRs or withhold adjustment of the Master GDR to reflect increases in Shares represented thereby, until such items are so furnished or otherwise in accordance with the Conditions. Furthermore, if for any reason the Depositary or the Custodian is legally required to comply with any formalities prior to the time when Shares may be accepted for deposit, the Depositary or the Custodian, as the case may be, shall use reasonable endeavours to comply with such formalities on a prompt basis and may withhold acceptance of Shares for deposit until such formalities have been complied with. The depositor shall be solely liable for any costs, claims, losses, damage or liability resulting from any Shares or other instruments submitted to the Depositary pursuant to this Agreement not ranking *pari passu* in all respects with other Deposited Shares or resulting from any other shortcoming in, imperfection in title to, or dissimilarity of, the Shares or other securities deposited.

3.4 If required by the Depositary or the Custodian, the certificate for, or instrument of title to, each Share so delivered shall also be accompanied by:

3.4.1 a duly executed agreement, assignment or other instrument satisfactory to the Depositary providing for the prompt transfer to the Depositary of any dividend or other distribution which any person in whose name such Shares are or have been registered may thereafter receive in respect of such Shares or, in lieu thereof, such duly executed agreement or indemnity or other agreement as shall be satisfactory to the Depositary; and

3.4.2 a duly executed proxy or proxies or agreement to give such proxy or proxies, entitling the Depositary to vote in respect of such Share in accordance with Condition 12, in a form in all cases approved by the Depositary for the purpose.

3.5 The Depositary will direct the Custodian, upon delivery of any certificate for or other instrument of title to Shares for deposit complying with Clause 3.2.1 above or (if the register of shareholders of the Company is closed) as soon as the registration of transfer on the Company's register of shareholders may be effected, to present the same, together with any other applicable documents, to the transfer agent designated by the Company for transfer to, and registration in the name of, the Depositary or its nominee.

3.6 The Depositary will direct the Custodian to notify the Depositary, by SWIFT message or (at the request, risk and expense of the depositor) by tested telex, of the date of any delivery of Shares to it hereunder, the number of such Shares and the name of the depositor. Upon receiving such notice from the Custodian, the Depositary or its agent, subject to the terms and conditions of this Agreement, shall, with respect to subsequent deposits of Shares, issue a GDR or GDRs in definitive form or make the appropriate entries on its records to reflect such deposit and in each case notify the relevant Clearing System.

3.7 The Depositary will refuse to accept Shares for deposit in accordance with and in the circumstances referred to in Conditions 1(C) and 1(D) and, if notified in writing by the Company that the Shares are required to be registered under the Securities Act and have not been so registered, may refuse to accept Shares for deposit if such action is considered necessary or advisable by the Depositary, in good faith, at any time or from time to time because of any requirement of law or of any government or governmental authority, body or commission, or under any provision of this Agreement or for any other reason. The Depositary shall notify the Company of such refusal.

3.8 Deposited Property may not be withdrawn until the Depositary has received a written confirmation from the Company that the Deposited Shares are (i) listed on the Share Exchange and (ii) in dematerialised form. The Depositary shall notify the Holders of such listings in accordance with Condition 23 as soon as is practically possible after receiving such written confirmation. Subject as set out above, upon request by any Holder in accordance with Condition 2 for withdrawal of Deposited Property and upon compliance therewith including, if required by the Depositary, provision of either (a) a certificate substantially in the form set out in Schedule 3 Part C by or on behalf of the person who will be the beneficial owner of the Deposited Property to be delivered in respect of such GDRs or (b) an electronic certification through the relevant Clearing System, in lieu of such certification set forth in Schedule 3 Part C by or on behalf of such person, the Depositary shall make (and forthwith notify the Custodian and the Company of) such arrangements for delivery or collection thereof as soon as practicable to, or to the order in writing of, the person or persons specified in the order for withdrawal, provided that the Depositary shall not (except on the instruction of the Company) make arrangements for such delivery or collection (i) during any period when the transfer of Shares has been blocked on the account due to participation in any shareholders' meeting of the Company when notified by the Company in writing that such suspension is necessary, or (ii) the Depositary is notified by the Company in writing that delivery of Deposited Property will not comply generally, or in one or more localities, with any applicable law or governmental or stock exchange regulations or (iii) the Depositary is notified by the Company in writing that delivery of Deposited Property will result in ownership of such Shares exceeding any limit under applicable US law or the Constitutive Documents as notified to the Depositary by the Company from time to time. For the avoidance of doubt, in the absence of any such notification from the Company, the Depositary is not under any obligation to ascertain or determine whether or not any such delivery should be refused (including monitoring ownership levels amongst beneficial owners) and the Depositary shall not be liable for any loss, damage or other consequences arising from any such delivery. Also, for the avoidance of doubt, provided that it is complying with a written notification from the Company pursuant to this Clause 3.8, the Depositary shall not be liable for any loss, damage or other consequences arising from its refusal or delivery.

3.9 The Depositary may refuse to deliver Deposited Property generally, or in one or more localities, if such refusal is deemed necessary or desirable by the Depositary, in good faith, at any time or from time to time because of any requirement of law or of any government or governmental authority, body or commission, or under any provision of this Agreement or for any other reason. The Depositary shall notify the Company of such refusal.

3.10 The Depositary hereby declares and confirms that it will hold all the Deposited Property for the benefit of the Holders as bare trustee and the Holders will accordingly be tenants in common of such Deposited Property to the extent of the Deposited Property corresponding to the GDRs in respect of which they are the Holders. For the avoidance of doubt, in acting

hereunder, the Depositary shall have only those duties, obligations and responsibilities expressly specified in this Agreement and the Conditions and, other than holding the Deposited Property as bare trustee as aforesaid, does not assume any relationship of trust for or with the Holders or the owners of GDRs or any other person.

3.11 In its capacity as Depositary, the Depositary shall not lend Shares, other Deposited Property held hereunder or GDRs, provided that the Depositary reserves the right subject to applicable law and without prejudice to its obligations under Clause 2.1 to (i) issue GDRs or interests in the Master GDR prior to the receipt of Shares by the Custodian or the Depositary, as the case may be, and (ii) deliver Deposited Property prior to the receipt and cancellation of GDRs in accordance with the Conditions, including GDRs which were issued under (i) above but for which Shares may not have been received (a "**Pre-Release**"). Each such Pre-Release transaction shall be (a) preceded or accompanied by a written representation from the person to whom GDRs or Deposited Property are to be delivered that at the time of such transaction, such person, or its customer (i) beneficially owns the corresponding Deposited Property or GDRs to be received, as the case may be, (ii) assigns all beneficial right, title and interest in and to such Deposited Property or GDRs, as the case may be, to the Depositary in its capacity as such and will hold such Deposited Property or GDRs, as the case may be, in trust for the Depositary until their delivery to the Depositary or Custodian, (iii) will reflect the Depositary as the owner of such Deposited Property or GDRs, as the case may be, on its records, (iv) will deliver such Deposited Property or GDRs, as the case may be, to the Depositary or Custodian upon the Depositary's request and (v) will not take any action with respect to such Deposited Property or GDRs, as the case may be, that is inconsistent with the transfer of beneficial ownership (including without the consent of the Depositary, disposing of such Deposited Property or GDRs, as the case may be), other than to deliver such Deposited Property or GDRs, as the case may be, to the Depositary in its capacity as such, (b) at all times fully collateralised with cash, United States government securities, or other collateral of comparable safety and liquidity, (c) terminable by the Depositary on not more than five Business Days' notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The Depositary may also set limits with respect to the number of Shares and GDRs involved in transactions to be effected hereunder with any one person on a case-by-case basis as it deems appropriate. The collateral referred to in Clause (b) above shall be held by the Depositary for the benefit of the Holders as security for the performance of the obligations to deliver such Deposited Property or GDRs, as the case may be, set forth in Clause (a) above.

Nothing in this Clause 3.11 shall obligate the Company to issue any new Shares in respect of any Pre-Release by the Depositary.

3.12 The Depositary may retain for its own account any compensation received by it in connection with the foregoing, including without limitation earnings on any collateral. The Company will have no liability whatsoever to the Depositary or any Holder or to any person to whom the GDR or Deposited Property may be delivered by the Depositary or any other holder in due course of such GDRs or Deposited Property with respect to any representations, actions or omissions by the Depositary or any Holder pursuant to Clause 3.11.

3.13 The Depositary will exercise the voting rights attached to the Deposited Shares only in accordance with the provisions of Condition 12 and the Company shall comply with its obligations (if any) in connection with the voting of shares as set out in that Condition.

3.14 The Depositary shall not deposit the Deposited Property in a manner or place other than as specified in this Agreement or the Conditions without the consent of the Company.

4 Transfer and Interchange of Interests in Master GDR

Title to the GDRs passes by registration in the Register and, accordingly, transfer of title to a GDR is effective only upon such registration. The Depositary will refuse to accept for transfer any GDRs if it reasonably believes that such transfer would result in a violation of applicable laws. The Holder of any GDR will (except as otherwise required by law) be treated by the Depositary, the Custodian, each Agent and the Company as its absolute owner for all purposes (whether or not any payment or other distribution in respect of such GDRs is overdue and regardless of any notice of ownership, trust or any interest in or writing on it, or the theft or loss of any certificate issued in respect of it) and no person will be liable for so treating the Holder.

5 Conditions

5.1 The Depositary shall comply with, and perform, the obligations imposed upon it by the Master GDR and the Conditions and the provisions contained therein shall have full effect in the like manner as if the same had been incorporated in full herein except that in the case of conflict or inconsistency the terms set out herein shall prevail over the Conditions, provided however that in the case of Conditions 5, 6 and 7, the Depositary will not offer such rights or any securities to which such rights relate or any of such Shares or any of such other securities or property to persons with addresses in the United States unless either (i) a registration statement under the Securities Act is in effect with respect to such rights and securities to which any such rights relate, such Shares or such other securities or property, as the case may be, or (ii) the offering and sale of such rights and securities to which such rights relate, such Shares or such other securities or property, as the case may be, to the Holders and owners of the GDRs are, in the opinion of United States counsel to the Depositary (obtained at the expense of the Company, after confirmation obtained by the Depositary from the Company that the Company believes there are reasonable grounds for seeking such an opinion) exempt from registration under the provisions of the Securities Act and are deemed not to be restricted securities as defined under Rule 144 of the Securities Act. Neither the Company nor the Depositary shall be required to register such rights, securities or other property or the securities to which such rights relate and neither of them shall be liable for any losses, damages or expenses resulting from any failure to do so.

5.2 The Depositary will comply with written instructions of the Company not to accept for deposit hereunder any Share identified in such instructions at such times and under such circumstances as may be specified in such instructions in order to facilitate the Company's compliance with the securities laws in any jurisdiction.

5.3 Upon request of the Company and at the Company's expense, the Depositary (i) may from time to time request Holders or former Holders or any clearing system in which the GDRs are from time to time cleared to provide information as to the capacity in which they hold or held GDRs and regarding the identity of any other persons then or previously interested in such GDRs and the nature of such interest and various other matters and (ii) shall provide the Company with such information.

6 Undertakings of the Company

6.1 So long as the Shares are represented by GDRs, the Company will:

6.1.1 use its best endeavours to obtain and thereafter maintain, so long as any GDR is outstanding, a listing of the GDRs on the GDR Exchange . For that purpose the Company will pay all fees and sign and deliver all undertakings required by the GDR Exchange in connection therewith. In the event that such GDR listing is not obtained and maintained, the Company will use its best endeavours with the reasonable assistance of the Depositary to obtain and maintain a listing of the GDRs on another internationally recognised investment exchange designated as a "recognised stock exchange" for the purposes of section 1005 of the Income Tax Act 2007 and a "designated offshore securities market" as defined under Regulation S of the Securities Act. Any failure to maintain such listings of the GDRs and the Shares as aforesaid on account of any requirement of applicable law (the consequence of which is that the Company is no longer able to maintain such listings as required) that compels the Company to delist the GDRs or the Shares shall, in neither case, cause the Company to be in breach of this Clause 6.1.1;

6.1.2 use its best endeavours to procure the appointment of a successor depositary as soon as reasonably practical following the giving of a notice of the termination of the appointment of the Depositary or the receipt of a notice of resignation from the Depositary, such appointment to take effect from the date of termination or resignation specified in such notice;

6.1.3 inform the Depositary of the total number of the Company's issued and outstanding Shares upon written request for such information by the Depositary to the Company and details of the shareholding (if known to the Company) of any person requesting withdrawal of Deposited Property pursuant to Condition 2 to enable the Depositary to determine whether or not to restrict such withdrawal in accordance with Condition 2(E) (if applicable) and also provide forthwith upon written request such additional information, facilities and assistance as may reasonably be requested by the Depositary to enable it to discharge the trusts, powers, rights and duties vested in it hereunder or under the Conditions;

6.1.4 inform the Depositary if any Shares issued by it which may be deposited under Condition 1 do not, by reason of date of issue or otherwise, rank *pari passu* in all respects with the other Deposited Shares;

6.1.5 unless prohibited by applicable law and subject to Condition 7, give its consent to, and, if requested, use all reasonable endeavours to facilitate, any distribution, sale or subscription by the Depositary or the Holders pursuant to Conditions 4, 5, 6, 7 or 10. The Company agrees that in the event of any issue or distribution of (1) additional Shares by the Company, (2) rights to subscribe for Shares, (3) securities convertible into or exchangeable for Shares, or (4) rights to subscribe for such securities, so long as the aforementioned are deemed not to be restricted securities within the meaning of Rule 144 of the Securities Act, the Company will take all steps reasonably necessary to ensure that such distribution complies with Regulation S and Rule 144 under the Securities Act or another applicable exemption under the Securities Act;

6.1.6 take such action as may be reasonably required to assist in obtaining or filing any governmental or administrative authorisation, consent, registration, permit or report under Condition 11(B) and Clause 7.3;

6.1.7 send to the Depositary six copies in the English language by mail, facsimile or electronic transmission as agreed between the Company and the Depositary (and make available to the Depositary, Custodian and each Agent as many further copies as they may reasonably require to satisfy requests from Holders) of:

(i) in respect of the financial year ending on December 31, 2010 and in respect of each financial year thereafter the non-consolidated (and, if published for holders of Shares, consolidated) balance sheets as at the end of such financial year and the non-consolidated (and, if published for holders of Shares, consolidated) profit and loss account for such financial year in respect of the Company, prepared in conformity with either generally accepted accounting principles in the US and reported upon by independent public accountants appointed by the Company, as soon as practicable (and in any event within nine months) after the end of such financial year; and

(ii) semi-annual non-consolidated (and, if published for holders of Shares, consolidated) financial statements as soon as practicable after the same are published and in any event, not later than four months after the date to which they relate;

6.1.8 on or before the day when the Company first gives notice, by mail, publication or otherwise to holders of any Shares or other Deposited Property, transmit to the Depositary and the Custodian such number of copies of any notices referred to in Condition 23 and other material in English (which in the opinion of the Company contains information having a material bearing on the interests of Holders) furnished to holders of the Shares or other Deposited Property, as the Depositary may reasonably request;

6.1.9 upon notice from the Depositary, fully cooperate with the Depositary in connection with any litigation, arbitration or proceeding (whether judicial or administrative) that the Depositary is made a party to, or is otherwise required to participate in, which arises from or is related to or is based upon any act or failure to act by the Company, or which contains allegations to such effect;

6.1.10 at the request of the Depositary, procure or assist the Depositary in procuring such opinions of counsel which the Depositary is entitled to receive under the Conditions, at the expense of the Company; and

6.1.11 provide, as soon as reasonably practicable from the date of the receipt of the letter of offer from the acquirer, to the Depositary in the English language any notices or other communications to holders of Shares relating to a take-over offer.

7 Applicable Laws and Withholding Taxes

7.1 In performing its obligations hereunder, the Depositary shall comply, and shall use its reasonable endeavours to ensure that the Custodian and each Agent shall comply, with all applicable laws and regulations binding on them respectively.

7.2 Notwithstanding any other provision of this Agreement, before making any payment of dividends or other cash distributions in respect of any Deposited Shares, the Company shall make such deductions (if any) which, by the laws of the US, the Company is required to make in respect of any income, capital gains or other taxes and the Company may also deduct the amount of any tax or governmental charges payable by the Company or for which the Company might be made liable in respect of such distribution or other payment or any document signed in connection therewith. In making such deductions, the Company shall have no obligation to any Holder to apply a rate under any treaty or other arrangement between the US and the country within which the owner of GDRs is resident. The Depositary will, as soon as practicable, notify the Clearing Systems of any notification received by it from the Company pursuant to Clause 6.1.8.

7.3 If any governmental or administrative authorisation, consent, registration or permit or any report to any governmental or administrative authority is required under any applicable law in the US in order for the Depositary to receive from the Company Shares or other rights, securities, property and cash to be deposited under the Conditions, or in order for Shares, other rights, securities or other property or cash to be distributed under Condition 4, 5, 6 or 10, or to be subscribed under Condition 7, or to offer any rights or sell any securities represented by such rights relevant to any Deposited Shares, the Company will apply for such authorisation, consent, registration or permit or file such report on behalf of the Depositary within the time required under such law subject to Clause 6.1.5, and the Depositary shall co-operate with the Company in this regard. The Depositary shall not distribute GDRs representing such Shares, rights, securities, other property or cash to be deposited under the Conditions or make any offer of any such rights or sell any securities represented by any such rights with respect to which it has been informed in writing that such authorisation, consent, registration or permit or such report has not been obtained or filed, as the case may be, and shall have no duty to obtain any such authorisation, consent or permit, or to file any such report except in circumstances where the same may only be obtained or filed by the Depositary without, in the opinion of the Depositary, unreasonable burden or expense.

The Depositary will not accept for deposit any rights or securities that are deemed to be restricted securities within the meaning of Rule 144 under the Securities Act. In the case of a distribution of rights or securities the Depositary, at its discretion, will either sell such rights or securities or allow such rights to lapse pursuant to Conditions 5 and 7.

7.4 The Company will, as soon as reasonably practicable after making a payment to the Depositary or its Agent, furnish to the Depositary such evidence of deduction of tax from the amount of the payment as may reasonably be requested by the Depositary.

8 Liability

8.1 None of the Depositary, the Custodian, the Company, or any of their agents, officers or directors or employees or any Agent shall incur any liability to any other of them or to any Holder or owner of a GDR if, by reason of any provision of any present or future law or regulation of the US or any other country or of any relevant governmental authority, or by reason of the interpretation or application of any such present or future law or regulation or any change therein, or by reason of any other circumstances beyond their control or, in the case of the Depositary, the Custodian, or any of their agents, officers, directors or employees or any Agent by reason of any provision, present or future, of the Constitutive Documents, any of them shall be prevented, delayed or forbidden from doing or performing

any act or thing which the terms of this Agreement or the Conditions provide shall or may be done or performed; nor (save in the case of wilful default, gross negligence or bad faith) shall any of them incur any liability to any Holder or owner of a GDR or a person with an interest in a GDR by reason of any non-performance or delay, caused as aforesaid, in performance of any act or thing which the terms of this Agreement or the Conditions provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, caused as aforesaid, any voting rights attached to the Deposited Shares or any of them or any other discretion or power provided for in this Agreement or the Conditions. Any such party may rely on, and shall be protected in acting upon, any written notice, request, direction or other document believed by it to be genuine and to have been duly signed or presented (including a translation which is made by a translator believed by it to be competent or which appears to be authentic).

8.2 None of the Depositary, the Custodian or any Agent shall be liable (except by reason of its own wilful default, gross negligence or bad faith or that of its agents, officers, directors or employees) to the Company or any Holder or owner of a GDR, by reason of having accepted as valid, or not having rejected, any document relating to Shares or GDRs or any signature on any transfer or instruction purporting to be such and subsequently found to be forged or not authentic (except as aforementioned) for its failure to perform any obligations under this Agreement or the Conditions.

8.3 The Depositary and each of its Agents (and any holding, subsidiary or associated company of the Depositary) may engage or be interested in any financial or other business transactions with the Company or any of its subsidiaries or affiliates or in relation to the Deposited Property (including, without prejudice to the generality of the foregoing, the conversion of any part of the Deposited Property from one currency to another), may at any time hold GDRs for its own account, and shall be entitled to charge and be paid all usual fees, commissions and other charges for business transacted and acts done by it as a bank or in any other capacity, and not in the capacity of Depositary, in relation to matters arising under this Agreement (including, without prejudice to the generality of the foregoing, charges on the conversion of any part of the Deposited Property from one currency to another and on any sales of property) without accounting to Holders or owners of GDRs or a person with an interest in a GDR or any other person for any profit arising therefrom.

8.4 The Depositary shall endeavour to effect any such sale as is referred to or contemplated in Conditions 5, 6, 7, 10, 13 or 21 or any such conversion as is referred to in Condition 8 in accordance with the Depositary's normal practices and procedures, but shall have no liability (in the absence of its own wilful default, gross negligence or bad faith or that of its agents, officers, directors or employees) with respect to the terms of such sale or conversion or if such sale or conversion shall not be possible. In the absence of its own wilful default, gross negligence or bad faith the Depositary will not be responsible for any failure to determine that it may be lawful or practicable to make rights available to Holders in general or to any Holder in particular pursuant to Condition 7.

8.5 The Company, the Depositary and any of their respective agents shall not be liable to Holders of GDRs for any indirect, special, punitive or consequential damages.

8.6 The Depositary shall not be required or obliged to monitor, supervise or enforce the observance and performance by the Company of, its obligations under or in connection with, this Agreement or the Conditions.

8.7 Neither the Company nor the Depositary shall, subject to all applicable laws, have any responsibility whatsoever to the other party hereto, any Holder or any owner of GDRs or a person with an interest in a GDR as regards any deficiency which might arise because the Depositary is subject to any tax in respect of the Deposited Property or any part thereof or any income therefrom or any proceeds thereof.

8.8 In connection with any proposed modification, waiver, authorisation or determination permitted by the terms of this Agreement or the Conditions, the Depositary shall not, except as otherwise expressly provided in Condition 22, be obliged to have regard to the consequence thereof for the Holders or owners of GDRs or a person with an interest in a GDR or any other person.

8.9 Notwithstanding anything else contained in this Agreement or the Conditions, the Depositary may refrain from doing anything which could or might, in its reasonable opinion, be contrary to any law of any jurisdiction or any directive or regulation of any agency or state or which would or might otherwise render it liable to any person and the Depositary may do anything which is, in its reasonable opinion, necessary to comply with any such law, directive or regulation.

8.10 Applicable laws and regulations in the US, as amended from time to time, and the Constitutive Documents of the Company, may require holders and beneficial owners of Shares and/or GDRs to satisfy reporting requirements, comply with ownership restrictions or obtain regulatory approvals in certain circumstances. The Depositary shall be under no obligation to check, monitor or enforce compliance with any such reporting requirements, ownership restrictions, regulatory approvals or Constitutive Documents in respect of GDRs or Shares. Holders and beneficial owners of GDRs are solely responsible for complying with such reporting requirements, ownership restrictions and Constitutive Documents and obtaining such approvals. None of the Depositary, the Custodian, the Company or any of their respective agents or affiliates shall have any liability in respect of such reporting requirements, ownership restrictions, approvals or Constitutive Documents and shall not be required to take any actions whatsoever on behalf of Holders or beneficial owners of GDRs to satisfy or comply with such reporting requirements, ownership restrictions or Constitutive Documents or obtain such regulatory approvals under applicable laws and regulations.

8.11 Notwithstanding the generality of Condition 3, the Depositary shall refuse to register any transfer of GDRs or any deposit of Shares against issue of GDRs if notified by the Company, or if the Depositary becomes aware of the fact, that such transfer or issue would be in violation of the limitations set forth above or any other applicable laws.

8.12 The Depositary may, in relation to this Agreement and the Conditions, act or take no action on the advice or opinion of, or any certificate or information obtained from, any lawyer, valuer, accountant, banker, broker, securities company or other expert whether obtained by the Company, the Depositary or otherwise and shall not be responsible or liable for any loss or liability occasioned by so acting or refraining from acting or relying on information from persons presenting Shares for deposit or GDRs for surrender or requesting transfer thereof. Any such advice, opinion, certificate or information may be sent or obtained by letter, telex or facsimile transmission, and the Depositary shall not be liable for acting on any advice, opinion, certificate or information purported to be conveyed by any such letter, telex or facsimile transmission.

8.13 The Depositary may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing, a certificate, letter or other written communication signed or otherwise communicated on behalf of the Company by the Board of Directors or by a person duly authorised by the Board of Directors or such other certificate from persons specified in Clause 8.12 above which the Depositary considers appropriate and the Depositary shall not be bound in any such case to call for further evidence or be responsible for any loss or liability that may be occasioned by the Depositary acting on such certificate.

8.14 Notwithstanding anything to the contrary contained in this Agreement or the Conditions, the Depositary shall not be liable in respect of any loss or damage which arises out of or in connection with the performance or non-performance of or the exercise or attempted exercise of, or the failure to exercise any of, its powers or discretions under this Agreement, except to the extent that such loss or damage arises from its own wilful default, gross negligence or bad faith or that of its agents, officers, directors or employees.

8.15 No provision of this Agreement or the Conditions shall require the Depositary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity and security against such risk of liability is not assured.

8.16 The Depositary may, in the performance of its obligations hereunder, instead of acting personally, employ and pay an agent, whether a lawyer or other person, including obtaining an opinion of legal advisers in form and substance reasonably satisfactory to it, to transact or concur in transacting any business and do or concur in doing all acts required to be done by such party, including the receipt and payment of money. Save for (i) the failure on the part of the Depositary to exercise reasonable care in the selection or retention of any such agent or (ii) any misconduct or omission by an agent which is an affiliate of the Depositary, the Depositary will not be liable to anyone for any misconduct or omission by any such agent so employed by it or be bound to supervise the proceedings or acts of any such agent.

8.17 The Depositary may having given prior notification to the Company, delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons, whether being a joint Depositary of this Agreement or not and not being a person to whom the Company may reasonably object, all or any of the powers, authorities and discretions vested in the Depositary by this Agreement and such delegation may be made upon such terms and subject to such conditions, including power to sub-delegate and subject to such regulations as the Depositary may in the interest of the Holders think fit provided that no objection from the Company to any such delegation as aforesaid may be made to an Affiliate. Any delegation by the Depositary shall be on the basis that the Depositary is acting on behalf of the Holders and the Company in making such delegation. The Company shall not in any circumstances and the Depositary shall not (provided that it shall have exercised reasonable care in the selection of such delegate) be bound to supervise the proceedings or be in any way responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate, except that the Depositary shall be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate which is an Affiliate. However, the Depositary shall, if practicable, and if so requested by the Company, pursue (at the

Company's expense and subject to receipt by the Depositary of such indemnity and security for costs as the Depositary may reasonably require) any legal action it may have against such delegate or sub-delegate, arising out of any such loss caused by reason of any such misconduct or default. The Depositary shall, within a reasonable time of any such delegation or any renewal, extension or termination thereof, give notice thereof to the Company. Any delegation under this Clause which includes the power to sub-delegate shall provide that the delegate shall, within a specified time of any sub-delegation or amendment, extension or termination thereof, give notice to the Company and the Depositary.

8.18 The Depositary shall be at liberty to hold or to deposit this Agreement and any deed or document relating thereto in any part of the world at the cost of the Depositary with any banking company or companies (including itself) whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers of good repute and may pay all sums due in respect thereof and the Depositary shall not (in the case of deposit with itself, in the absence of wilful default, gross negligence or bad faith or that of its agents, officers, directors or employees) be responsible for any losses or liability incurred in connection with any such deposit.

8.19 In acting hereunder the Depositary shall have only those duties, obligations and responsibilities expressly specified in this Agreement and the Conditions and, other than holding the Deposited Property for the benefit of Holders as bare trustee, does not assume any relationship of trust for or with the Holders or the owners of GDRs except that any funds received by the Depositary for the payment of any amount due, in accordance with the Conditions, on the GDRs shall, subject to Condition 9(B) be held by it in trust for the relevant Holder until duly paid thereto

9 Depositary's Fees, Costs and Expenses, Indemnities and VAT

9.1 The Depositary shall be entitled to charge and receive from the owners of GDRs via the Holders the amounts set out in Condition 16 in respect of its services under this Agreement.

9.2 The Depositary and the Company may reach separate agreement in relation to the payment of any additional remuneration to the Depositary in respect of any exceptional duties which the Depositary finds necessary or desirable and agreed by both parties in the performance of its obligations hereunder and in respect of the actual costs and expenses of the Depositary in respect of any notices required to be given to the Holders in accordance with Condition 23.

9.3 In connection with any payment by the Company to the Depositary:

9.3.1 all fees, taxes, duties, charges, costs and expenses which are payable by the Company shall be paid or be procured to be paid by the Company, and any such amounts which are paid by the Depositary on behalf of the Company shall be paid with the Company's prior approval and shall be reimbursed to the Depositary by the Company upon demand therefor; and

9.3.2 such payment shall be subject to all necessary US exchange control and other consents and approvals having been obtained. The Company undertakes to use its reasonable endeavours to obtain all necessary approvals that are required to be obtained by it in this connection.

9.4 The Company will indemnify the Depositary and any of its respective directors, officers, employees, agents (other than the Custodian) and affiliates against and hold each of them harmless from and against (i) any losses, liabilities, costs, claims, judgments, proceedings, actions, demands and expenses or other liabilities (including but not limited to all properly incurred attorney's fees and any other reasonable and evidenced out-of-pocket expenses and, in each case, irrecoverable value added tax and any similar tax charged or otherwise imposed in respect thereof) (collectively referred to as "**Losses**") which the Depositary or any agent thereof may incur or which may be made against it as a result of or in connection with its appointment or the exercise by it of its powers and duties under this Agreement, except any such Losses as may result from the Depositary's own wilful default, gross negligence or bad faith or that of its directors, officers, employees or affiliates and (ii) any Taxes that the Depositary has been required to pay in respect of any amounts payable by the Company under Clause 9. In addition, in connection with any Losses, the Depositary agrees that it will keep the Company informed of any and all expenses as they are incurred.

9.5 The Depositary will indemnify and keep indemnified the Company and any of its respective directors, officers, employees, agents and affiliates against and hold each of them harmless from (i) any Losses which may arise out of acts performed or omitted to be performed by the Depositary due to the wilful default, gross negligence or bad faith of either the Depositary or the Custodian or any of their respective agents, directors, officers or employees, or, in relation to the Depositary only, its Affiliates, and (ii) any Taxes that the Company has been required to pay in respect of any amounts payable by the Depositary under this Clause 9.

9.6 The Company, the Depositary and any of their respective agents shall not be liable to Holders of GDRs for any indirect, special, punitive or consequential damages.

9.7 An Indemnified Person shall notify the relevant Indemnifying Person of the commencement of any indemnification action or claim promptly after such Indemnified Person becomes aware of such commencement and shall consult in good faith with the Indemnifying Person as to the conduct or the defence of such action or claim, which defence shall be reasonable under the circumstances. No Indemnified Person shall compromise or settle any action or claim without the consent of the Indemnifying Person (which consent shall not be unreasonably withheld or delayed).

9.8 All payments by each party to this Agreement under this Clause 9 shall be paid, subject to obtaining requisite regulatory approvals, without set-off or counterclaim, and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imports, duties, fees, assessments or other charges of whatever nature, imposed by any department, agency or other political subdivision or taxing authority in the jurisdiction of the country of establishment of the relevant party, and all interest, penalties or similar liabilities with respect thereto ("**Taxes**"). If any Taxes are required by law to be deducted or withheld in connection with any such payment, the relevant party will increase the amount paid so that the full amount of such payment is received by the other party as if no such deduction or withholding had been made.

9.9 Where, under the terms of this Agreement, one party is liable to indemnify or reimburse another party in respect of any costs, charges or expenses, the payment shall include an amount equal to any VAT thereon not otherwise recoverable by the other party, subject to that party using all reasonable endeavours to recover such amount of VAT as may be practicable.

9.10 If VAT is chargeable on any supply made by any party pursuant to this Agreement, the recipient of the supply shall, on receipt from the supplier of a valid VAT invoice, promptly pay to the supplier the VAT so chargeable in addition to any other amount due in respect of such supply.

9.11 If any indirect levy other than VAT such as sales tax and any similar Taxes, charges or duties is payable in respect of any payment or other amount due under this Agreement, the payer will pay to the payee such amount in addition to that payment or amount.

10 Resignation and Termination of Appointment of the Depositary

10.1 The Company may, subject to Clause 10.3, terminate the appointment of the Depositary under this Agreement by giving at least 90 calendar days' notice in writing to the Depositary and the Custodian, and the Depositary may resign as Depositary by giving at least 90 calendar days' prior notice in writing to the Company and the Custodian. Within 30 calendar days after the giving of either such notice, notice thereof shall be duly given by the Depositary to the Holders in accordance with Condition 23. Such resignation by the Depositary shall also be subject to the terms and conditions of any other agreement executed between the Depositary and the Company.

The termination of appointment or resignation of the Depositary shall take effect on the date specified in the relevant notice provided that no such termination of appointment or resignation shall take effect until the appointment by the Company of a successor depositary, the grant of such approvals as may be necessary to comply with applicable laws and with the Constitutive Documents for the transfer of the Deposited Property to such successor depositary and the acceptance of such appointment to act in accordance with the terms hereof and of the Conditions by that successor depositary. The Company will use its best endeavours to procure the appointment of a successor depositary with effect from the date of termination or resignation specified in such notice as soon as reasonably possible following notice of such termination or resignation. Upon any such appointment and acceptance, notice thereof shall be duly given by the successor depositary to the Holders in accordance with Condition 23.

10.2 Upon the termination of appointment or resignation of the Depositary, the Depositary shall, upon payment of all fees, expenses and charges (if any) owing to it by the Company under this Agreement and any other agreement executed between the Company and the Depositary deliver to its successor depositary such information and records relating to the Company which are in its possession to enable such successor efficiently to perform its obligations under this Agreement and shall deliver and pay to such successor depositary all Deposited Property held by it under this Agreement. Upon the date when such termination of appointment or resignation takes effect, the Custodian shall be deemed to be the Custodian thereunder for such successor depositary and shall hold the Deposited Property for such successor depositary and the Depositary shall thereafter have no obligations under this Agreement.

10.3 Unless otherwise agreed to in writing between the Company and the Depositary from time to time, the Company shall be permitted to terminate the appointment of the Depositary or terminate the depositary facility at any time and for any reason save that the Company will be obligated, prior to such termination, to reimburse to the Depositary all amounts owed to the Depositary under any agreement between the Depositary and the Company, save that, in the event that the appointment is terminated due to the wilful default, gross negligence

or bad faith of the Depositary in the performance of its obligations hereunder or under any other agreement between the Depositary and the Company, the Company shall not be obligated to make any such payments. Notwithstanding the above, this Clause 10.3 shall apply, *inter alia*, to the termination of the appointment of the Depositary, to the termination of this Agreement under this Clause 10 and Clause 11, or the Company becomes subject to a corporate event (including but not limited to winding-up or liquidation) that has a material effect upon the depositary facility or the facility as a whole, or the resignation by the Depositary due to the wilful default, gross negligence or bad faith of the Company in the performance of its obligations under this Agreement or any other agreement between the Depositary and the Company.

Notwithstanding the above, the Depositary and the Company agree to consult upon and to attempt to resolve in good faith any matters (including, without limitation, any disputes) relating to the services provided by the Depositary to the Company under this Agreement, and the Depositary shall be afforded a reasonable opportunity to cure any breach of its obligations under this Agreement.

11 Termination of this Agreement

11.1 Each of the Company and the Depositary may terminate this Agreement by giving 90 calendar days' prior written notice to the other, provided that the Depositary may only so terminate this Agreement if the Company has failed to appoint a replacement Depositary within 90 calendar days of the date on which the Depositary has given notice pursuant to Clause 10 and Condition 20 that it wishes to resign. Within 30 calendar days after the giving of such notice, notice of such termination shall be duly given by the Depositary to Holders of all GDRs then outstanding. Such termination by the Company (and any successor entity to the Company) shall be subject to Clause 10.3.

11.2 During the period beginning on the date of the giving of such notice to the Holders and ending on the date on which such termination takes effect, each Holder shall be entitled to obtain delivery of the Deposited Property relating to each GDR held by it, subject to and upon compliance with the provisions of Condition 2 and further upon payment by the Holder of any sums payable by the Depositary to the Custodian in connection with such delivery and surrender in accordance with Condition 16(A)(i) and as otherwise provided for within this Agreement.

11.3 If any GDRs remain outstanding after the date of termination, the Depositary shall, if possible, as soon as reasonably practicable sell the Deposited Property then held by it under this Agreement and shall not register transfers, shall not pass on dividends or distributions or take any other action, except that it will deliver the net proceeds of any such sale, together with any other cash then held by it under this Agreement *pro rata* to Holders of GDRs which have not previously been so surrendered by reference to that proportion of the Deposited Property which is represented by the GDRs of which they are Holders. After making such sale, the Depositary shall be discharged from all obligations under this Agreement and the Conditions, except its obligations to account to Holders for such net proceeds of sale and other cash comprising the Deposited Property without interest.

11.4 For the avoidance of doubt, any obligations of the Company herein to make payments to the Depositary and indemnify it and any obligation of the Depositary to indemnify the Company (as set out herein) shall (i) in respect of any event occurring before termination

survive any such termination and (ii) be subject to the terms and conditions of any other agreement between the Depositary and the Company in this regard.

11.5 The Company agrees not to appoint any other depositary in respect of GDRs issued or to be issued under the depositary facility established pursuant to this Agreement so long as Deutsche Bank Trust Company Americas is acting as Depositary hereunder.

12 Amendment of this Agreement and the Conditions

All and any of the provisions of this Agreement and the Conditions (other than this Clause 12 and Condition 22) may at any time and from time to time be amended by written agreement between the Company and the Depositary and, if required, any applicable law, in any respect which the Company and the Depositary may deem necessary or desirable but subject to and in accordance with the provisions of Condition 22.

For the purposes of this Clause 12 and Condition 22, an amendment shall not be regarded as being materially prejudicial to the interests of Holders if its principal effect is to permit the creation of GDRs in respect of additional Shares to be held by the Depositary which are or will become fully consolidated as a single series with the other Deposited Shares provided that temporary GDRs will represent such Shares until they are so consolidated.

13 Notices

13.1 Any notice or demand to the Company or the Depositary or any approval or certificate required to be given, made or served for any purposes under this Agreement shall be in the English language and shall be given, made or served by sending the same by prepaid post (registered first class if inland, first class airmail if overseas) or by telex, facsimile or by delivering it by hand as follows:

The Company	Exmovere Holdings, Inc. 1600 Tysons Boulevard, 8th Floor McLean, Virginia 22102	
	Attention:	David Bychkov, CEO
	Telephone:	703-245-8513
	Fax:	703-245-3001
The Depositary	Deutsche Bank Trust Company Americas 60 Wall Street New York, New York 10005 United States of America	
	Attention:	GDR Department
	Telephone:	(+1) 212 250 9100
	Telex:	420066 BANTRUS
	Fax:	(+1) 212 797 0327

or to such other address as shall have been notified (in accordance with this Clause) to the other party hereto. Delivery of a notice sent by mail or air courier shall be effective three

days (in the case of domestic mail or air courier) or seven calendar days (in the case of overseas mail) after dispatch, and any notice sent by telex transmission, shall be effective when the sender receives the answer back from the addressee at the end of the telex and any notice sent by facsimile transmission, shall be effective upon confirmation of receipt by telephone or by post by the intended recipient thereof that the recipient has received such facsimile in complete and legible form. The Depositary or the Company may, however, act upon any telex or facsimile transmission received by it from the other or from any Holder, notwithstanding that such telex or facsimile shall not subsequently be confirmed as aforesaid.

All notices required to be given by the Company to the holders of any Shares or other Deposited Property pursuant to any applicable laws, regulations or other agreements shall be given by the Company to the Depositary and, upon receipt of any such notices, the Depositary shall forward such notices to the Holders. The Depositary shall not be liable for any notices required to be given by the Company which the Depositary has not received from the Company, nor shall the Depositary be liable to monitor the obligations of the Company to provide such notices to the holders of any Shares or other Deposited Property.

14 Severability

In case any one or more of the provisions contained in this Agreement or the Conditions shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or otherwise disturbed thereby.

15 Copies of this Agreement

Certified or conformed copies of this Agreement shall be filed with the Depositary and the Custodian and shall be available to Holders for inspection during normal business hours on any Business Day at the specified offices of the Depositary and any Agent and at the Custodian's Office.

16 Governing Law and Submission to Jurisdiction

16.1 This Agreement, the GDRs and any non-contractual obligations arising out of or in connection with either of them shall be governed by and construed in accordance with English law. The rights and obligations attaching to the Deposited Property will be governed by US law.

16.2 The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and accordingly any legal action or proceedings arising out of or in connection with this Agreement ("**Proceedings**") may be brought in such courts. Each of the parties hereto irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are made for the benefit of the Depositary and shall not limit the right of the Depositary to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

16.3 Notwithstanding the provisions of Clause 16.2, the parties hereto agree that, with regard to any dispute or difference of whatever nature howsoever arising under, out of or in connection with this Agreement (including a dispute or difference as to its breach, existence, termination or validity) (each a "**Dispute**"), the Depositary, in its sole discretion, shall be entitled (regardless of the nature of the Dispute) to refer such Dispute for final settlement by arbitration ("**Arbitration**") in accordance with the Arbitration Rules (which are deemed to be incorporated by reference into this Clause 16) by a sole arbitrator appointed in accordance with the Arbitration Rules. If any Dispute is submitted to Arbitration, then the seat and place of any such Arbitration shall be London, England, the procedural law of such Arbitration shall be English law, the language to be used in such Arbitration shall be English and the appointing authority for the purposes set forth in the Arbitration Rules shall be the London Court of International Arbitration.

16.4 In the event that the Depositary is made a party to any litigation, arbitration or other proceeding (whether administrative or judicial) which arises from or is related to or is based upon any act or failure to act by the Company, or which contains allegations to such effect, the Company shall, upon notice from the Depositary, fully cooperate with the Depositary in connection with such litigation, arbitration or proceeding.

16.5 The Company irrevocably appoints Kanaan Legal at its registered office for the time being, being at the date hereof at 2nd Floor, Berkeley Square House, Berkeley Square, Mayfair, London W1J 6BD, as its authorised agent for service of process in England. If for any reason the Company does not have such an agent in England, it will promptly appoint a substitute process agent and notify the Depositary of such appointment. Nothing herein shall affect the right to serve process in any other manner permitted by law.

16.6 The Depositary irrevocably appoints the Managing Director for the time being of Deutsche Trustee Company Limited, currently situated at Winchester House, 1 Great Winchester Street, London EC2N 2DB as its authorised agent for service of process in England. If for any reason the Depositary does not have such an agent in England, it will promptly appoint a substitute process agent and notify the Company of such appointment. Nothing herein shall affect the right to serve process in any other manner permitted by law.

17 Counterparts

This Agreement may be signed in any number of counterparts, each of which shall be deemed an original.

18 Rights of Third Parties

18.1 The Contracts (Rights of Third Parties) Act 1999 applies to this Clause 18.

18.2 The Company agrees that, if the Company fails to perform any obligation imposed upon it by the provisions of Clauses 2.5, 2.7, 6 and 7 of this Agreement, any Holder may enforce the relevant provisions of this Agreement as if it were a party to this Agreement in respect of that number of Deposited Shares to which the GDRs of which he is a Holder relate. The Company further undertakes to indemnify the Holder for any loss arising from or incurred in connection with or otherwise relating to the enforcement by such Holder of any such provisions.

18.3 This Clause may be rescinded or varied without the consent of any person given rights to enforce Clause 18.2.

18.4 Any rights in connection with Clause 18.2 of this Agreement arising by virtue of the Contracts (Rights of Third Parties) Act 1999 are personal to each person or persons to whom they are granted.

Schedule 1

Form of Definitive Certificate Evidencing GDRs

ON THE FRONT:

THE GLOBAL DEPOSITARY RECEIPTS ("**GDRs**") EVIDENCED HEREBY AND THE SHARES OF EXMOVERE HOLDINGS, INC. REPRESENTED THEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "**SECURITIES ACT**") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION OF THE UNITED STATES.

THE HOLDERS HEREOF, BY PURCHASING THE GDRs EVIDENCED BY THIS CERTIFICATE, AGREE, FOR THE BENEFIT OF EXMOVERE HOLDINGS, INC. AND THE DEPOSITARY NAMED BELOW THAT THE GDRs EVIDENCED BY THIS CERTIFICATE MAY NOT AT ANY TIME BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO ANY PERSON LOCATED IN THE UNITED STATES, RESIDENTS OF THE UNITED STATES, OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, SUCH PERSONS.

EACH HOLDER BY ITS ACCEPTANCE OF THE GDRs EVIDENCED HEREBY AND THE BENEFICIAL INTEREST IN THE SHARES REPRESENTED THEREBY REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS.

[•] GDRs in respect of

[•] Shares

Exmovere Holdings, Inc.
(incorporated with limited liability under
the laws of the State of Nevada)
GLOBAL DEPOSITARY RECEIPT
in respect of such number of unrestricted equity/ shares
of Exmovere Holdings, Inc.
each having a par value of US$0.001
(the "Shares") as shall be stated hereon

This is to certify that (1) pursuant to a Deposit Agreement dated January 4, 2011 between Exmovere Holdings, Inc. (the "**Company**") and Deutsche Bank Trust Company Americas (the "**Depositary**") (the "**Deposit Agreement**") there have been or will be deposited with the Depositary, or with a custodian duly appointed by the Depositary (the "**Custodian**") certificates which name the Depositary as holder in respect of the Shares and (2) BT Globenet Nominees Limited (the "**Holder**") is, at the date hereof, entered in the Register maintained by the Depositary as holder of [•] global depositary receipts ("**GDRs**") and is entitled, subject to and upon compliance with the Conditions endorsed hereon and the terms of the Deposit Agreement, to the benefit of the Conditions and, at the option of the Holder, (a) to have the Depositary deliver at the Custodian's Office in the US to a person specified by the Holder hereof (i) a certificate or certificates for such number of Shares represented hereby and (ii) any other Deposited Property or (b) to have such certificate or certificates and any other Deposited Property forwarded at the risk and expense of the Holder, for delivery at the specified office of the Depositary or of such agent in each case located in the US or such other place as is permitted under applicable law from time to time. The words "**Deposited Property**" shall mean and include the Deposited Shares, other securities (excluding any restricted securities as defined under Rule 144 of the Securities Act), property and cash for the time being held by the Custodian or the Depositary or their respective agents and attributable to the Deposited Shares pursuant to the provisions of the Deposit Agreement referred to in the Conditions endorsed hereon.

This GDR certificate is evidence of entitlement only. Title to the GDRs passes only upon due registration in the Register maintained by the Depositary and only the duly registered holder is entitled to payments in respect of the GDRs.

Dated as of [•]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

Authorised Signatory

Terms and Conditions of the Global Depositary Receipts

The global depositary receipts represented by this certificate (the "**GDRs**") are each issued in respect of [•] unrestricted equity share[s] of par value US$0.001 each in Exmovere Holdings, Inc. (the "**Company**") (the "**Shares**") pursuant to and subject to an agreement dated January 4, 2011 between the Company and Deutsche Bank Trust Company Americas as depositary (such agreement, as amended from time to time, being hereinafter referred to as the "**Deposit Agreement**").

Pursuant to the provisions of the Deposit Agreement, the Depositary has appointed Deutsche Bank Trust Company Americas as Custodian (as defined below) to receive and hold on its behalf the Share certificates in respect of certain Shares (the "**Deposited Shares**") all and any rights and other securities (excluding any restricted securities as defined under Rule 144 of the Securities Act), property and cash for the time being held by the Custodian or the Depositary or their respective agents and attributable to the Deposited Shares (together with the Deposited Shares, the "**Deposited Property**"). The Depositary shall hold Deposited Shares for the benefit of the Holders (as defined below) in proportion to the number of Shares in respect of which the GDRs held by them are issued.

In these terms and conditions (the "**Conditions**"), references to the "**Depositary**" are to Deutsche Bank Trust Company Americas and/or any other depositary which may from time to time be appointed under the Deposit Agreement, references to the "**Custodian**" are to Deutsche Bank Trust Company Americas or any other Custodian from time to time appointed under the Deposit Agreement and references to the "**Custodian's Office**" mean, in relation to the Custodian, its office at Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York, 10005, United States (or such other office as from time to time may be designated by the Custodian with the approval of the Depositary).

*GDRs may take the form of GDRs evidenced by one or more Master GDRs (each a "**Master GDR**") registered in the name of a common nominee for, and held by the Common Depositary for, the Clearing Systems, and held for the account of accountholders in the relevant Clearing System(s), exchangeable, at the option of the Holder (as defined below) of such Master GDR and at the expense of any person shown in the records of the relevant Clearing System(s) as the owner of a GDR (as defined below) and upon delivery to the Depositary of either (i) a certificate substantially in the form of Schedule 3 Part A of the Deposit Agreement or (ii) an electronic certification through the relevant Clearing System(s) in lieu of such certification set forth in Schedule 3 Part A of the Deposit Agreement, for a certificate in definitive registered form in respect of GDRs evidenced all or part of the interest of such person in such Master GDR.*

If at any time when Deposited Shares are evidenced by a Master GDR, the Holder of such Master GDR is unwilling or unable to continue as a Common Depositary and a successor Common Depositary is not appointed within 90 calendar days or the Depositary has determined that, on the occasion of the next payment in respect of the GDRs, the Company, the Depositary or its Agent would be required to make any deduction or withholding (in respect of any tax or governmental charges) from any payment in respect of the GDRs which would not be required were the GDRs represented by certificates in definitive registered form, the Depositary will make available certificates in definitive form in respect of GDRs.

If at any time when Deposited Shares are evidenced by a Master GDR, either of the Clearing Systems is closed for business for a period of 14 calendar days (other than by reason of holiday, statutory or otherwise) or announces an intention to cease business or does in fact do so, the Company will consult with the Depositary regarding other arrangements for book-entry settlement

of interests in such Master GDR. If no alternative clearing system satisfactory to the Depositary is available, the Company will instruct the Depositary to make available certificates in definitive registered form in respect of GDRs.

Under the terms of the GDRs, each purchaser of GDRs is deemed to have represented and agreed, among other things, that (a) the GDRs have not been and will not be registered under the Securities Act or with any securities regulatory authority of any state or other jurisdiction of the United States and may be offered, sold, pledged or otherwise transferred only in a transaction exempt from the registration requirements of the Securities Act and (b) the GDRs may not be offered, sold, pledged or otherwise transferred to any person located in the United States, residents of the United States, or to, or for the account or benefit of, such persons. Each GDR will contain a legend to the foregoing effect.

These Conditions include summaries of, and are subject to, the detailed provisions of the Deposit Agreement, which includes the forms of the certificate in respect of the GDRs. Copies of the Deposit Agreement are available for inspection at the specified office of the Depositary and each Agent (as defined in Condition 17) and at the Custodian's Office. Holders are deemed to have notice of and be bound by all of the provisions of the Deposit Agreement.

Terms used in these Conditions and not defined herein but which are defined in the Deposit Agreement have the meanings given to such terms in the Deposit Agreement.

1 DEPOSIT OF SHARES AND OTHER SECURITIES

(A) Unless otherwise agreed by the Depositary and the Company and permitted by applicable law, only Shares beneficially owned by any persons (other than the Company, its Affiliates or a person acting on behalf of the Company or its Affiliates) that are deemed not to be restricted securities within the meaning of Rule 144 under the Securities Act at the time when such deposit is made may be deposited under the Deposit Agreement in respect of such GDR.

(B) The Depositary will issue GDRs in respect of Shares accepted for deposit under this Condition. Under the Deposit Agreement, the Company must inform the Depositary if any Shares issued by it which may be deposited under this Condition do not, by reason of the date of issue or otherwise, rank pari passu in all respects with the other Deposited Shares. Subject to the provisions of Conditions 5, 7 and 10, if the Depositary accepts such Shares for deposit it will arrange for the issue of temporary GDRs in respect of such Shares which will form a different class of GDRs from the other GDRs until such time as the Shares which they represent become fully fungible with the other Deposited Shares.

Shares may not be deposited by persons located in the United States, residents of the United States or for, or on the account of, such persons (except by the Custodian) and such other persons who are not authorised to do so in accordance with US state and federal securities regulations.

Subject to the terms and conditions of the Deposit Agreement and applicable law, upon physical delivery to the Custodian of Shares, delivery to the Depositary of either (i) a certificate substantially in the form of Schedule 3 Part C of the Deposit Agreement and available from the Depositary or the Custodian or (ii) an electronic certification through the relevant Clearing System, in lieu of such certification set forth in Schedule 3 Part C of the Deposit Agreement, and payment of necessary taxes, governmental charges (including transfer taxes) and other charges as set forth in the Deposit Agreement, the Depositary will

adjust its records for the number of GDRs issued in respect of the Shares so deposited and will notify the Common Depositary, as the case may be, as to the increase in the number of GDRs evidenced by a Master GDR.

(C) The Depositary will refuse to accept Shares for deposit if such Shares are (i) restricted securities within the meaning of Rule 144 of the Securities Act; (ii) deposited by the Company, an Affiliate or a person acting on behalf of the Company or an Affiliate; (iii) deposited by a person (other than the Company, an Affiliate or a person acting on behalf of the Company or an Affiliate) that has not duly completed, signed and delivered the certification substantially in the form of Schedule 3, Part B and (iv) deposited by a person (other than the Company, an Affiliate or a person acting on behalf of the Company or an Affiliate) that has not provided an opinion of US counsel on behalf of such person determining that such Shares when such deposit is made (or the GDRs issued in respect thereof) are not restricted securities within the meaning of Rule 144 under the Securities Act,

(D) The Depositary will refuse to accept Shares for deposit whenever it is notified in writing that the Company has restricted the transfer of such Shares to comply with ownership restrictions under applicable US law or that such deposit would result in any violation of any applicable US federal or state securities laws or governmental or stock exchange regulations. The Depositary may also refuse to accept Shares for deposit in certain other circumstances as set out in the Deposit Agreement.

(E) Subject to the limitations set forth in the Deposit Agreement, the Depositary may (but is not required to) issue GDRs prior to the delivery to it of Shares in respect of which such GDRs are to be issued.

2 WITHDRAWAL OF DEPOSITED PROPERTY

(A) Deposited Property may not be withdrawn until the Depositary has received a written confirmation from the Company that the Deposited Shares are (i) listed on the Share Exchange and (ii) in dematerialised form. The Depositary shall notify the Holders of such listings in accordance with Condition 23 as soon as is practically possible after receiving such written confirmation. Subject as set out above, any Holder may request withdrawal of, and the Depositary shall thereupon relinquish, the Deposited Property attributable to any GDR upon production of such evidence that such person is the Holder of, and entitled to, the relative GDR as the Depositary may reasonably require at the specified office of the Depositary or any Agent accompanied by:

(i) a duly executed order (in a form approved by the Depositary) requesting the Depositary to cause the Deposited Property being withdrawn to be delivered at the Custodian's Office, or (at the request, risk and expense of the Holder) at the specified office from time to time of the Depositary or any Agent (located in the US or such other place as permitted under applicable law from time to time) to, or to the order in writing of, the person or persons designated in such order and either (a) a certificate substantially in the form of Schedule 3 Part C of the Deposit Agreement and available from the Depositary or the Custodian or (b) an electronic certification through the relevant Clearing System, in lieu of such certification set forth in Schedule 3 Part C of the Deposit Agreement;

(ii) the payment of such fees, duties, charges and expenses as may be required under these Conditions or the Deposit Agreement; and

(iii) the surrender (if appropriate) of GDR certificates in definitive registered form to which the Deposited Property being withdrawn is attributable.

(B) Certificates for withdrawn Deposited Shares will contain such legends and withdrawals of Deposited Shares may be subject to such transfer restrictions or certifications, as the Company or the Depositary may from time to time determine to be necessary for compliance with applicable laws.

The Board of Directors may in certain circumstances refuse to register the transfer of Deposited Shares from the name of the Depositary or its nominee.

(C) Upon production of such documentation and the making of such payment as aforesaid in accordance with Condition 2(A), the Depositary will direct the Custodian, within a reasonable time after receiving such direction from such Holder, to deliver at the Custodian's Office to, or to the order in writing of, the person or persons designated in the accompanying order:

(i) a certificate for, or other appropriate instrument of title to, the relevant Deposited Shares, registered in the name of the Depositary or its nominee and accompanied by such instruments of transfer in blank or to the person or persons specified in the order for withdrawal and such other documents, if any, as are required by law for the transfer thereof; and

(ii) all other property forming part of the Deposited Property attributable to such GDR, accompanied, if required by law, by one or more duly executed endorsements or instruments of transfer in respect thereof as aforesaid,

provided that the Depositary (at the request, risk and expense of any Holder so surrendering a GDR):

(a) will direct the Custodian to deliver the certificates for, or other instruments of title to, the relevant Deposited Shares and any document relative thereto and any other documents referred to in Condition 2(C)(i) (together with any other property forming part of the Deposited Property which may be held by the Custodian or its Agent and is attributable to such Deposited Shares); and/or

(b) will deliver any other property forming part of the Deposited Property which may be held by the Depositary and is attributable to such GDR (accompanied by such instruments of transfer in blank or to the person or persons specified in such order and such other documents, if any, as are required by law for the transfer thereto),

in each case to the Specified Office from time to time of the Depositary or, if any, to the specified office from time to time of any Agent (located in the US or such other place as is permitted under applicable law from time to time) as designated by the surrendering Holder in such accompanying order as aforesaid.

(D) Delivery by the Depositary, any Agent and the Custodian of all certificates, instruments, dividends or other property forming part of the Deposited Property as specified in this Condition will be made subject to any laws or regulations applicable thereto.

(E) The Depositary may suspend the withdrawal of all or any category of Deposited Property during any period when the register of shareholders or other relevant holders of other securities of the Company is closed, generally or in one or more localities, or in order to comply with any applicable US law or governmental or stock exchange regulations. The Depositary shall restrict the withdrawal of Deposited Shares whenever it is notified in

writing that such withdrawal would result in a breach of ownership restrictions under applicable US law.

3 TRANSFER AND OWNERSHIP

GDRs are in registered form each issued in respect of one Share. Title to the GDRs passes by registration in the records of the Depositary. The Depositary will refuse to accept for transfer any GDRs if it reasonably believes that such transfer would result in a violation of applicable laws. The Holder of any GDR will (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not any payment or other distribution in respect of such GDR is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, any certificate issued in respect of it) and no person will be liable for so treating the Holder.

4 CASH DISTRIBUTIONS

Whenever the Depositary shall receive from the Company any cash dividend or other cash distribution on or in respect of the Deposited Shares (including any amounts received in the liquidation of the Company) or otherwise in connection with the Deposited Property, the Depositary, its Agent or Custodian shall, if necessary, as soon as practicable convert the same into United States dollars in accordance with Condition 8. The Depositary shall, if practicable in the opinion of the Depositary, give notice to the Holders of its receipt of such payment in accordance with Condition 23, specifying the amount per Deposited Share payable in respect of such dividend or distribution and the date, determined by the Depositary, for such payment and shall as soon as practicable distribute any such amounts to the Holders in proportion to the number of Deposited Shares represented by the GDRs so held by them respectively, subject to and in accordance with the provisions of Conditions 9 and 11, provided that:

(A) in the event that any Deposited Shares shall not be entitled, by reason of the date of issue or transfer or otherwise, to such full proportionate amount, the amount so distributed to the relative Holders shall be adjusted accordingly; and

(B) the Depositary will distribute only such amounts of cash dividends and other cash distributions as may be distributed without attributing to any GDR a fraction of the lowest integral unit of currency in which the distribution is made by the Depositary and any balance remaining shall be retained by the Depositary beneficially as an additional fee under Condition 16(A)(iv).

5 DISTRIBUTIONS OF SHARES

The Depositary will not accept for deposit any securities that are deemed restricted securities within the meaning of Rule 144 under the Securities Act. In the case of a distribution of securities, the Depositary, at its discretion, will sell such securities pursuant to this Condition 5.

If and whenever the Depositary (i) shall receive from the Company its Affiliates or a person acting on behalf of the Company or its Affiliates, any distribution in respect of Deposited Shares which consists of a dividend in, or free distribution or bonus issue of, securities; (ii) deems any such distribution to all or any Holders not to be reasonably practicable (including, without limitation, owing to the fractions which would otherwise result or to any

requirement that the Company, the Custodian or the Depositary withhold an amount on account of taxes or other governmental charges); or (iii) deems any such distribution to all or any Holders to be unlawful, the Depositary shall sell such securities so received (either by public or private sale and otherwise at its discretion, subject to US laws and regulations) and distribute the net proceeds of such sale as a cash distribution pursuant to Condition 4 to the Holders entitled thereto.

6 DISTRIBUTIONS OTHER THAN IN CASH OR SHARES

Whenever the Depositary shall receive from the Company any dividend or distribution in other property (other than cash or securities) on or in respect of the Deposited Property, the Depositary shall distribute or cause to be distributed such other property (other than cash or securities) to the Holders entitled thereto, in proportion to the number of Deposited Shares represented by the GDRs held by them respectively, in any manner that the Depositary may deem equitable and practicable for effecting such distribution; provided that, if and in so far as the Depositary deems any such distribution to all or any Holders not to be reasonably practicable (including, without limitation, due to any requirement that the Company, the Custodian or the Depositary withhold an amount on account of taxes or other governmental charges) or to be unlawful, the Depositary shall sell the property so received, or any part thereof, (either by public or private sale and otherwise at its discretion, subject to US laws and regulations) and distribute the net proceeds of such sale as a cash distribution pursuant to Condition 4 to the Holders entitled thereto.

7 RIGHTS ISSUES

The Depositary will not accept for deposit any rights or securities or other assets offered by way of such rights that are deemed restricted securities within the meaning of Rule 144 under the Securities Act. In the case of a distribution of rights or securities or other assets offered by way of such rights the Depositary, at its discretion, will either sell such rights or securities or other assets offered by way of such rights or allow such rights to lapse pursuant to this Condition 7.

(A) If and whenever the Company announces its intention to make any offer or invitation to the holders of Shares to subscribe for or to acquire securities or other assets by way of rights, the Depositary shall as soon as practicable give notice to the Holders in accordance with Condition 23 of such offer or invitation specifying, if applicable, the earliest date established for acceptance thereof, the last date established for acceptance thereof and the manner by which and time during which Holders may request the Depositary to exercise such rights as provided below or, if such be the case, give details of how the Depositary proposes to distribute the rights or the proceeds of sale. The Depositary will deal with such rights in the manner described below:

(i) if, and in so far as the Depositary is not satisfied that, any such arrangement and distribution to all or any Holders is lawful and reasonably practicable (including, without limitation, owing to the fractions which would otherwise result or to any requirement that the Company, the Custodian or the Depositary withhold an amount on account of taxes or other governmental charges) or that it is unlawful or is so satisfied that the rights and the securities or other assets offered by way of such rights are deemed restricted securities within the meaning of Rule 144 of the Securities Act, the Depositary will, sell such rights deemed to be restricted

securities (either by private sale and otherwise at its discretion subject to US laws and regulations) and distribute the net proceeds of such sale as a cash distribution pursuant to Condition 4 to the Holders entitled thereto except to the extent prohibited by applicable law; or

(ii) if at the time of the offering of any rights, at its discretion, the Depositary shall be satisfied that it is not lawful or practicable to dispose of the rights in any manner provided in Condition 7(A)(i) or is so satisfied that the rights and the securities or other assets offered by way of such rights are deemed restricted securities within the meaning of Rule 144 of the Securities Act the Depositary shall permit the rights to lapse. In the absence of its own wilful default, gross negligence or bad faith the Depositary will not be responsible for any failure to determine that it may be lawful or practicable to make rights available to Holders in general or to any Holder in particular.

(B) The Company has agreed in the Deposit Agreement that it will, unless prohibited by applicable law, give its consent to, and, if requested, use all reasonable endeavours (subject to the next paragraph) to facilitate any such distribution of cash or sale of rights and securities, as the case may be, pursuant to Condition 4, 5, 6, 7 or 10.

(C) If the Company notifies the Depositary that registration is required in any jurisdiction under any applicable law of the rights, securities or other property to be distributed under Condition 4, 5, 6, 7 or 10 or the securities to which such rights relate, in order for the Depositary to offer such rights or distribute such securities or other property to the Holders or owners of GDRs and to sell the securities represented by such rights, the Depositary will not offer such rights or distribute such securities or other property to Holders of GDRs unless and until the Company procures at the Company's expense, the receipt by the Depositary of an opinion from counsel satisfactory to the Depositary that the necessary registration has been effected or that the offer and sale of such rights, securities or property to Holders of GDRs are exempt of registration. Neither the Company nor the Depositary shall be liable to register such rights, securities or other property or the securities to which such rights relate and they shall not be liable for any losses, damages or expenses resulting from any failure to do so.

(D) Notwithstanding the foregoing, the Depositary will not accept for deposit any rights or securities deemed to be restricted securities within Rule 144 of the Securities Act.

8 CONVERSION OF FOREIGN CURRENCY

Whenever the Depositary shall receive any currency other than United States dollars by way of dividend or other distribution or as the net proceeds from the sale of securities, other property or rights, and if at the time of the receipt thereof the currency so received can in the judgement of the Depositary be converted on a reasonable basis into United States dollars and distributed to the Holders entitled thereto, the Depositary shall as soon as practicable itself convert or cause to be converted by another bank, by sale or in any other manner that it may determine, the currency so received into United States dollars. If such conversion or distribution can be effected only with the approval or licence of any government or agency thereof, the Depositary, with the assistance of the Company, shall make reasonable efforts to apply, or procure that an application be made, for such approval or licence, if any, as it may consider necessary. If at any time the Depositary shall determine that in its judgement any currency other than United States dollars is not convertible on a reasonable basis into United States dollars and distributable to the

Holders entitled thereto, or if any approval or licence of any government or agency thereof which is required for such conversion is denied or, in the opinion of the Depositary, is not obtainable, or if any such approval or licence is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute such other currency received by it (or an appropriate document evidencing the right to receive such other currency) to the Holders entitled thereto to the extent permitted under applicable law, or the Depositary may in its discretion hold such other currency for the benefit of the Holders entitled thereto. If any conversion of any such currency can be effected in whole or in part for distribution to some (but not all) Holders entitled thereto, the Depositary may in its discretion make such conversion and distribution in United States dollars to the extent possible to the Holders entitled thereto and may distribute the balance of such other currency received by the Depositary to, or hold such balance on non-interest bearing accounts for the account of, the Holders entitled thereto and notify the Holders accordingly.

9 DISTRIBUTION OF ANY PAYMENTS

(A) Any distribution of cash under Condition 4, 5, 6, 7 or 10 will be made by the Depositary to those Holders who are Holders of record on the record date established by the Depositary (which shall be the same date as the Record Date or, if different from the Record Date, shall be set after consultation with the Company and shall be as near as practicable to the Record Date) for that purpose and, if practicable in the opinion of the Depositary, notice shall be given promptly to Holders in accordance with Condition 23, in each case subject to any laws or regulations applicable thereto and (subject to the provisions of Condition 8) distributions will be made in United States dollars by cheque drawn upon a bank in New York City or, in the case of the Master GDR, according to usual practice between the Depositary and the relevant Clearing System(s). The Depositary or the Agent, as the case may be, may deduct and retain from all moneys due in respect of such GDR in accordance with the Deposit Agreement all fees, taxes, duties, charges, costs and expenses which may become or have become payable under the Deposit Agreement or under applicable law in respect of such GDR or the relative Deposited Property.

(B) Delivery of any securities that are deemed not to be restricted securities (within the meaning of Rule 144 of the Securities Act) or other property other than cash shall be made as soon as practicable to the entitled Holder, subject to any laws or regulations applicable thereto. If any distribution made by the Company with respect to the Deposited Property and received by the Depositary shall remain unclaimed at the end of 12 years from the first date upon which such distribution is made available to Holders in accordance with the Deposit Agreement, all rights of the Holders to such distribution or the proceeds of the sale thereof shall be extinguished and the Depositary shall (except for any distribution upon the liquidation of the Company, which remains unclaimed for such period as aforesaid, when the Depositary shall retain the same) return the same to the Company for its own use and benefit.

10 CAPITAL REORGANISATION

Upon any change in the par value, sub-division, consolidation or other reclassification of Deposited Shares or any other part of the Deposited Property or upon any reduction of capital or upon any reorganisation, merger or consolidation of the Company or to which it is a party (except where the Company is the continuing corporation), the Depositary shall as soon as practicable give notice of such event to the Holders in accordance with

Condition 23 and, at its discretion, may treat such event as a distribution and comply with the relevant provisions of Conditions 4, 5, 6 and 9 with respect thereto or may execute and deliver additional GDRs in respect of Shares or may require the exchange of existing GDRs for new GDRs which reflect the effect of such change.

11 TAXATION AND APPLICABLE LAWS

(A) Payments to Holders of dividends or other distributions made to Holders on or in respect of the Deposited Shares will be subject to deduction of US and other withholding taxes, if any, at the applicable rates.

(B) If any governmental or administrative authorisation, consent, registration or permit or any report to any governmental or administrative authority is required under any applicable law in the US in order for the Depositary to receive from the Company Shares to be deposited under the Conditions or in order for Shares, other securities that are deemed not to be restricted securities (within the meaning of Rule 144 of the Securities Act) or other property to be distributed under Condition 4, 5, 6 or 10 to be subscribed under Condition 7, the Depositary shall request that the Company apply for such authorisation, consent, registration or permit or file such report on behalf of the Holders within the time required under such law. In this connection, the Company has undertaken in the Deposit Agreement, to the extent reasonably practicable and that it does not involve unreasonable expense on behalf of the Company, to take such action as may be required in obtaining or filing the same. The Depositary shall not distribute GDRs, Shares, other securities that are deemed not to be restricted securities (within the meaning of Rule 144 of the Securities Act) or other property with respect to which such authorisation, consent or permit or such report has not been obtained or filed, as the case may be, and shall have no duties to obtain any such authorisation, consent or permit or to file any such report except in circumstances where the same may only be obtained or filed by the Depositary without, in the opinion of the Depositary, unreasonable burden or expense.

12 VOTING RIGHTS

Shares which have been withdrawn from the depositary facility and transferred on the Company's register of members to a person other than the Depositary or its nominee may be voted by the holders thereof. However, Holders or owners of GDRs may not receive sufficient advance notice of shareholder meetings to enable them to withdraw the Shares and vote at such meetings.

(A) As soon as practicable after receipt of notice of any meeting of holders of Shares, the Depositary shall, subject to paragraph (C) below, mail to the Holders a notice in such form as the Depositary may in its sole discretion consider appropriate, which shall contain (i) such information as is contained in such notice of meeting; (ii) a statement that such Holder at the close of business on a specified record date will be entitled, subject to any applicable provision of US law and the Constitutive Documents, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Property represented by their respective GDRs; and (iii) details as to the manner in which such instructions may be given (or deemed to be given).

(B) In respect of any proposed resolution:

(i) if the vote in respect of such resolution is on a show of hands, the Depositary shall vote in the direction that a majority (if any) of those Holders that have submitted valid voting requests in writing to the Depositary (for the avoidance of doubt, disregarding for this purp ose any Holders that have not submitted any voting instructions), have requested the Depositary to vote; or

(ii) if the vote in respect of such resolution is on the basis of a poll, endeavour, in so far as practicable, to vote or cause to be voted, in respect of each written request of a Holder on such record date, the amount of Shares represented by the GDR or GDRs of the respective Holder in accordance with the instructions set forth in such request.

(C) The Company will, at any meeting of holders of Shares where voting rights have been provided to GDR Holders in accordance with this Condition 12, procure a legal opinion from its external legal counsel, at its expense, in advance of the meeting, confirming that any actions to be taken by the Depositary hereunder will be undertaken in accordance with all applicable laws and regulations of the US and in accordance with the Constitutive Documents. The Depositary shall be entitled to rely on such opinion without further enquiry and, irrespective of any particular actual or constructive knowledge, shall incur no liability to any person for so relying on such opinion. The Depositary shall not itself exercise any voting discretion over any Shares or Deposited Property.

(D) In order for each voting instruction to be valid, the voting instructions form must be completed and duly signed by the respective Holder and returned to the Depositary by such date as specified by the Depositary. Subject as set out below in this Condition, if, for whatever reason, the Depositary has not by the date specified by the Depositary received instructions from any Holder to vote in respect of any resolution or the instructions fail to specify how the Depositary should vote, or if the Depositary determines that it is not permitted by applicable law to vote the Deposited Shares represented by the GDR or GDRs of the respective Holder at the relevant shareholders' meeting in the manner provided for in this Condition, the Depositary shall promptly advise the Company of the same and such Holder shall be deemed to have instructed the Depositary to give a discretionary proxy to a person designated by the Company with respect to such Deposited Shares and the Depositary shall give a discretionary proxy to a person designated by the Company to vote such Deposited Shares.

Notwithstanding the foregoing, where the proposed resolution is an Exceptional Resolution, the Company shall procure that in respect of such resolution a vote by poll is taken, and no such instruction shall be deemed given and no such discretionary proxy shall be given. For the purposes hereof, an "**Exceptional Resolution**" means a proposed resolution in relation to which (i) (x) the Company does not wish such discretionary proxy to be given, or (y) the Company is aware or should reasonably be aware that substantial opposition exists from Holders against the outcome for which the person designated by the Company would otherwise vote or (z) the outcome of a vote might materially and adversely affect the rights of holders of Shares, and (ii) the Company has informed the Depositary that any of sub-paragraphs (i)(x), (y) or (z) applies.

Without prejudice to any other provision, if any of sub-paragraphs (i)(x), (y) or (z) above applies, the Company shall promptly notify the Depositary in writing of such fact, provided that neither the Company nor the Depositary will have any liability to any Holder or owner of GDRs resulting from such notification.

(E) By continuing to hold GDRs, all Holders shall be deemed to have agreed to the provisions of this Condition as it may be amended from time to time in order to comply with applicable US law.

(F) Notwithstanding the above, the Depositary shall not (save in the case of its wilful default, gross negligence or bad faith) be liable for or by reason of any exercise of, or failure to exercise, any voting rights attached to the Deposited Shares or any failure to carry out any instructions to vote any of the Shares and/or Deposited Property and none of the Depositary, the Custodian, the Company, any Agent, nor any of their agents, officers or directors or employees shall (save in the case of its own wilful default, gross negligence or bad faith) incur any liability to each other or to any Holder or owner of a GDR or a person with an interest in a GDR by reason of any exercise of, or failure to exercise any voting rights attached to the Shares and/or Deposited Property or any of them.

(G) Notwithstanding any other provision of these Conditions, the Deposit Agreement, the Constitutive Documents and applicable law, each Holder and owner of GDRs agrees to provide such information as the Company or the Depositary may request pursuant to (a) applicable law or regulation (including upon any request of any regulator made to the Depositary), the Constitutive Documents, the requirements of any markets or exchanges upon which the Shares, GDRs are listed or traded, or to any requirements of any electronic book-entry system by which the GDRs may be transferred, or (b) Clause 5.3 of the Deposit Agreement, to the same extent as if such Holder and owner of GDRs held Shares directly, in each case irrespective of whether or not they are Holders or owners of GDRs at the time such request is made. The Depositary agrees to use its reasonable efforts to forward upon the request of the Company any such request from the Company to the Holders and to forward to the Company any such responses to such requests received by the Depositary.

13 DOCUMENTS TO BE FURNISHED, RECOVERY OF TAXES, DUTIES AND OTHER CHARGES

The Depositary shall not be liable for any taxes, duties, charges, costs or expenses which may become payable in respect of the Deposited Shares or other Deposited Property or the GDRs, whether under any present or future fiscal or other laws or regulations, and such part thereof as is proportionate or referable to a GDR shall be payable by the Holder thereof to the Depositary at any time on request or may be deducted from any amount due or becoming due on such GDR in respect of any dividend or other distribution. In default thereof, the Depositary may, for the account of the Holder, discharge the same out of the proceeds of sale and subject to US law and regulations, of an appropriate number of Deposited Shares (being an integral multiple of the number of Shares in respect of which a single GDR is issued) or other Deposited Property and subsequently pay any surplus to the Holder. Any such request shall be made by giving notice pursuant to Condition 23.

14 LIABILITY

(A) None of the Depositary, the Custodian, the Company, or any of their agents, officers or directors or employees or any Agent shall incur any liability to any other of them or to any Holder or owner of a GDR if, by reason of any provision of any present or future law or regulation of the US or any other country or of any relevant governmental authority, or by reason of the interpretation or application of any such present or future law or regulation or any change therein, or by reason of any other circumstances beyond their control or, in the

case of the Depositary, the Custodian, or any of their agents, officers, directors or employees or any Agent by reason of any provision, present or future, of the Constitutive Documents, any of them shall be prevented, delayed or forbidden from doing or performing any act or thing which the terms of these Conditions or the Deposit Agreement provide shall or may be done or performed; nor (save in the case of wilful default, gross negligence or bad faith) shall any of them incur any liability to any Holder or owner of a GDR or a person with an interest in a GDR by reason of any non-performance or delay, caused as aforesaid, in performance of any act or thing which the terms of these Conditions or the Deposit Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, caused as aforesaid, any voting rights attached to the Deposited Shares or any of them or any other discretion or power provided for in these Conditions or the Deposit Agreement. Any such party may rely on, and shall be protected in acting upon, any written notice, request, direction or other document believed by it to be genuine and to have been duly signed or presented (including a translation which is made by a translator believed by it to be competent or which appears to be authentic).

(B) None of the Depositary, the Custodian or any Agent shall be liable (except by reason of its own wilful default, gross negligence or bad faith or that of its agents, officers, directors or employees) to the Company or any Holder or owner of a GDR, by reason of having accepted as valid, or not having rejected, any document relating to Shares or GDRs or any signature on any transfer or instruction purporting to be such and subsequently found to be forged or not authentic (except as aforementioned) for its failure to perform any obligations under these Conditions or the Deposit Agreement.

(C) The Depositary and each of its Agents (and any holding, subsidiary or associated company of the Depositary) may engage or be interested in any financial or other business transactions with the Company or any of its subsidiaries or affiliates or in relation to the Deposited Property (including, without prejudice to the generality of the foregoing, the conversion of any part of the Deposited Property from one currency to another), may at any time hold GDRs for its own account, and shall be entitled to charge and be paid all usual fees, commissions and other charges for business transacted and acts done by it as a bank or in any other capacity, and not in the capacity of Depositary, in relation to matters arising under the Deposit Agreement (including, without prejudice to the generality of the foregoing, charges on the conversion of any part of the Deposited Property from one currency to another and on any sales of property) without accounting to Holders or owners of GDRs or a person with an interest in a GDR or any other person for any profit arising therefrom.

(D) The Depositary shall endeavour to effect any such sale as is referred to or contemplated in Conditions 5, 6, 7, 10, 13 or 21 or any such conversion as is referred to in Condition 8 in accordance with the Depositary's normal practices and procedures, but shall have no liability (in the absence of its own wilful default, gross negligence or bad faith or that of its agents, officers, directors or employees) with respect to the terms of such sale or conversion or if such sale or conversion shall not be possible. In the absence of its own wilful default, gross negligence or bad faith the Depositary will not be responsible for any failure to determine that it may be lawful or practicable to make rights available to Holders in general or to any Holder in particular pursuant to Condition 7.

(E) The Company, the Depositary and any of their respective agents shall not be liable to Holders of GDRs for any indirect, special, punitive or consequential damages.

(F) The Depositary shall not be required or obliged to monitor, supervise or enforce the observance and performance by the Company of, its obligations under or in connection with, these Conditions or the Deposit Agreement.

(G) Neither the Company nor the Depositary shall, subject to all applicable laws, have any responsibility whatsoever to the other party hereto, any Holder or any owner of GDRs or a person with an interest in a GDR as regards any deficiency which might arise because the Depositary is subject to any tax in respect of the Deposited Property or any part thereof or any income therefrom or any proceeds thereof.

(H) In connection with any proposed modification, waiver, authorisation or determination permitted by the terms of these Conditions or the Deposit Agreement, the Depositary shall not, except as otherwise expressly provided in Condition 22, be obliged to have regard to the consequence thereof for the Holders or owners of GDRs or a person with an interest in a GDR or any other person.

(I) Notwithstanding anything else contained in these Conditions or the Deposit Agreement, the Depositary may refrain from doing anything which could or might, in its reasonable opinion, be contrary to any law of any jurisdiction or any directive or regulation of any agency or state or which would or might otherwise render it liable to any person and the Depositary may do anything which is, in its reasonable opinion, necessary to comply with any such law, directive or regulation.

(J) Applicable laws and regulations in the US, as amended from time to time, and the Constitutive Documents of the Company, may require holders and beneficial owners of Shares and/or GDRs to satisfy reporting requirements, comply with ownership restrictions or obtain regulatory approvals in certain circumstances. The Depositary shall be under no obligation to check, monitor or enforce compliance with any such reporting requirements, ownership restrictions, regulatory approvals or Constitutive Documents in respect of GDRs or Shares. Holders and beneficial owners of GDRs are solely responsible for complying with such reporting requirements, ownership restrictions and Constitutive Documents and obtaining such approvals. None of the Depositary, the Custodian, the Company or any of their respective agents or affiliates shall have any liability in respect of such reporting requirements, ownership restrictions, approvals or Constitutive Documents and shall not be required to take any actions whatsoever on behalf of Holders or beneficial owners of GDRs to satisfy or comply with such reporting requirements, ownership restrictions or Constitutive Documents or obtain such regulatory approvals under applicable laws and regulations.

(K) Notwithstanding the generality of Condition 3, the Depositary shall refuse to register any transfer of GDRs or any deposit of Shares against issue of GDRs if notified by the Company, or if the Depositary becomes aware of the fact, that such transfer or issue would be in violation of the limitations set forth above or any other applicable laws.

(L) The Depositary may, in relation to these Conditions or the Deposit Agreement, act or take no action on the advice or opinion of, or any certificate or information obtained from, any lawyer, valuer, accountant, banker, broker, securities company or other expert whether obtained by the Company, the Depositary or otherwise and shall not be responsible or liable for any loss or liability occasioned by so acting or refraining from acting or relying on information from persons presenting Shares for deposit or GDRs for surrender or requesting transfer thereof. Any such advice, opinion, certificate or information may be sent or obtained by letter, telex or facsimile transmission, and the Depositary shall not be liable

for acting on any advice, opinion, certificate or information purported to be conveyed by any such letter, telex or facsimile transmission.

(M) The Depositary may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing, a certificate, letter or other written communication signed or otherwise communicated on behalf of the Company by the Board of Directors or by a person duly authorised by the Board of Directors or such other certificate from persons specified in Condition 14(L) above which the Depositary considers appropriate and the Depositary shall not be bound in any such case to call for further evidence or be responsible for any loss or liability that may be occasioned by the Depositary acting on such certificate.

(N) Notwithstanding anything to the contrary contained in these Conditions or the Deposit Agreement, the Depositary shall not be liable in respect of any loss or damage which arises out of or in connection with the performance or non-performance of or the exercise or attempted exercise of, or the failure to exercise any of, its powers or discretions under the Deposit Agreement, except to the extent that such loss or damage arises from its own wilful default, gross negligence or bad faith or that of its agents, officers, directors or employees.

(O) No provision of these Conditions or the Deposit Agreement shall require the Depositary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity and security against such risk of liability is not assured.

(P) The Depositary may, in the performance of its obligations hereunder, instead of acting personally, employ and pay an agent, whether a lawyer or other person, including obtaining an opinion of legal advisers in form and substance reasonably satisfactory to it, to transact or concur in transacting any business and do or concur in doing all acts required to be done by such party, including the receipt and payment of money. Save for (i) the failure on the part of the Depositary to exercise reasonable care in the selection or retention of any such agent or (ii) any misconduct or omission by an agent which is an affiliate of the Depositary, the Depositary will not be liable to anyone for any misconduct or omission by any such agent so employed by it or be bound to supervise the proceedings or acts of any such agent.

(Q) The Depositary may having given prior notification to the Company, delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons, whether being a joint Depositary of the Deposit Agreement or not and not being a person to whom the Company may reasonably object, all or any of the powers, authorities and discretions vested in the Depositary by the Deposit Agreement and such delegation may be made upon such terms and subject to such conditions, including power to sub-delegate and subject to such regulations as the Depositary may in the interest of the Holders think fit provided that no objection from the Company to any such delegation as aforesaid may be made to an Affiliate. Any delegation by the Depositary shall be on the basis that the Depositary is acting on behalf of the Holders and the Company in making such delegation. The Company shall not in any circumstances and the Depositary shall not (provided that it shall have exercised reasonable care in the selection of such delegate) be bound to supervise the proceedings or be in any way responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate, except that the Depositary shall be responsible for any

loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate which is an Affiliate. However, the Depositary shall, if practicable, and if so requested by the Company, pursue (at the Company's expense and subject to receipt by the Depositary of such indemnity and security for costs as the Depositary may reasonably require) any legal action it may have against such delegate or sub-delegate, arising out of any such loss caused by reason of any such misconduct or default. The Depositary shall, within a reasonable time of any such delegation or any renewal, extension or termination thereof, give notice thereof to the Company. Any delegation under this Condition which includes the power to sub-delegate shall provide that the delegate shall, within a specified time of any sub-delegation or amendment, extension or termination thereof, give notice to the Company and the Depositary.

(R) The Depositary shall be at liberty to hold or to deposit the Deposit Agreement and any deed or document relating thereto in any part of the world at the cost of the Depositary with any banking company or companies (including itself) whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers of good repute and may pay all sums due in respect thereof and the Depositary shall not (in the case of deposit with itself, in the absence of wilful default, gross negligence or bad faith or that of its agents, officers, directors or employees) be responsible for any losses or liability incurred in connection with any such deposit.

(S) In acting hereunder the Depositary shall have only those duties, obligations and responsibilities expressly specified in these Conditions or the Deposit Agreement and, other than holding the Deposited Property for the benefit of Holders as bare trustee, does not assume any relationship of trust for or with the Holders or the owners of GDRs except that any funds received by the Depositary for the payment of any amount due, in accordance with the Conditions, on the GDRs shall, subject to Condition 9(B) be held by it in trust for the relevant Holder until duly paid thereto.

15 ISSUE AND DELIVERY OF REPLACEMENT GDRS AND EXCHANGE OF GDRS

Subject to the payment of the relevant fees, taxes, duties, charges, costs and expenses and such terms as to evidence and indemnity as the Depositary may require, replacement GDRs will be issued by the Depositary and will be delivered in exchange for or in replacement of outstanding lost, stolen, mutilated, defaced or destroyed GDRs upon surrender thereof (except in the case of destruction, loss or theft) at the specified office of the Depositary or (at the request, risk and expense of the holder) at the specified office of any Agent.

16 DEPOSITARY'S FEES, COSTS AND EXPENSES

(A) The Depositary shall be entitled to charge the following remuneration and receive the following remuneration and reimbursement (such remuneration and reimbursement being payable on demand) from the Holders in respect of its services under the Deposit Agreement:

(i) for the issue of GDRs (other than upon the issue of GDRs on the date hereof) or the cancellation of GDRs upon the withdrawal of Deposited Property: EUR0.05 or less per GDR issued or cancelled;

(ii) for issuing GDR certificates in definitive registered form in replacement for mutilated, defaced, lost, stolen or destroyed GDR certificates: a sum per GDR certificate which is determined by the Depositary to be a reasonable charge to reflect the work, costs and expenses involved;

(iii) for issuing GDR certificates in definitive registered form (other than pursuant to (ii) above): a sum per GDR certificate which is determined by the Depositary to be a reasonable charge to reflect the work, costs (including, but not limited to, printing costs) and expenses involved;

(iv) for receiving and paying any cash dividend or other cash distribution on or in respect of the Deposited Shares: a fee of EUR0.02 or less per GDR for each such dividend or distribution;

(v) for the operation and maintenance costs associated with the administration of the GDRs: an annual fee of EUR0.02 or less per GDR; (such fee to be assessed against Holders of record as at the date or dates set by the Depositary as it sees fit and collected at the sole discretion of the Depositary by billing such Holders for such fee or by deducting such fee from one or more cash dividends or other cash distributions); and

(vi) for the issue of GDRs pursuant to a change for any reason in the number of Shares represented by each GDR, regardless of whether or not there has been a deposit of Shares to the Custodian or the Depositary for such issuance: a fee of EUR0.05 or less per GDR (or portion thereof),

together with all expenses, transfer and registration fees, taxes, duties and charges payable by the Depositary, any Agent or the Custodian in connection with any of the above including, but not limited to charges imposed by a central depositary and such customary expenses as are incurred by the Depositary in the conversion of currencies other than Euros or currencies into Euros and fees imposed by any relevant regulatory authority.

(B) The Depositary is entitled to receive from the Company such fees, taxes, duties, charges, costs, expenses and other payments as agreed between them in any agreement concerning such fees, taxes, duties, charges, costs, expenses and other payments.

17 AGENTS

(A) The Depositary shall be entitled to appoint one or more Agents for the purpose, inter alia, of making distributions to the Holders.

(B) Notice of appointment or removal of any Agent or of any change in the specified office of the Depositary or any Agent will be duly given by the Depositary to the Holders.

18 LISTING

The Company has undertaken in the Deposit Agreement to use its best endeavours to obtain and thereafter maintain, so long as any GDR is outstanding, a listing of the GDRs on the GDR Exchange. For that purpose the Company will pay all fees and sign and deliver all undertakings required by the GDR Exchange in connection therewith. In the event that such GDR listing is not obtained and maintained, the Company has undertaken in the Deposit Agreement to use its best endeavours to obtain and maintain a listing of the GDRs on another internationally recognised investment exchange designated as a

"recognised stock exchange" for the purposes of section 1005 of the Income Tax Act 2007 and as a "designated offshore securities market" as defined in Regulation S of the Securities Act.

19 THE CUSTODIAN

The Depositary has, pursuant to the Deposit Agreement, agreed with the Custodian that the Custodian will receive and hold (or appoint agents approved by the Depositary to receive and hold) all Deposited Property for the account and to the order of the Depositary in accordance with the applicable terms of the Deposit Agreement, which include a requirement to segregate the Deposited Property from the other property of, or held by, the Custodian. The Custodian shall be responsible solely to the Depositary; provided that, if at any time the Depositary and the Custodian are the same legal entity, references to them separately in these Conditions and the Deposit Agreement are for convenience only and that legal entity shall be responsible for discharging both functions directly to the Holders and the Company. Upon receiving notice of the resignation of the Custodian, the Depositary shall promptly appoint a successor custodian, which shall, upon acceptance of such appointment, become the Custodian under the Deposit Agreement. Whenever the Depositary in its discretion determines that it is in the best interest of the Holders to do so, it may terminate the appointment of the Custodian and, in the event of the termination of the appointment of the Custodian, the Depositary shall promptly appoint a successor Custodian, which shall, upon acceptance of such appointment, become the Custodian under the Deposit Agreement on the effective date of such termination. The Depositary shall notify Holders of such change as soon as is practically possible following such change taking effect in accordance with Condition 23. Notwithstanding the foregoing, the Depositary may temporarily deposit the Deposited Property in a manner or a place other than as herein specified. In case of transportation of the Deposited Property under this Condition, the Depositary shall obtain appropriate insurance at the expense of the Company if, and to the extent that, the obtaining of such insurance is reasonably practicable and the premiums payable are, in the opinion of the Depositary, of a reasonable amount.

20 RESIGNATION AND TERMINATION OF APPOINTMENT OF THE DEPOSITARY

(A) Unless otherwise agreed to in writing between the Company and Depositary from time to time, the Company may terminate the appointment of the Depositary under the Deposit Agreement by giving at least 90 calendar days' notice in writing to the Depositary and the Custodian, and the Depositary may resign as Depositary by giving at least 90 calendar days' notice in writing to the Company and the Custodian. Within 30 calendar days after the giving of such notice, notice thereof shall be duly given by the Depositary to the Holders in accordance with Condition 23. Such resignation by the Depositary shall be subject to the terms and conditions of any other agreement executed between the Depositary and the Company.

The termination of the appointment or the resignation of the Depositary shall take effect on the date specified in the relevant notice provided that no such termination of appointment or resignation shall take effect until the appointment by the Company of a successor depositary, the grant of such approvals as may be necessary to comply with applicable laws and with the Constitutive Documents for the transfer of the Deposited Property to such successor depositary, the acceptance of such appointment to act in accordance with

the terms thereof by the successor depositary and the payment to the Depositary of all fees, taxes, duties, charges, costs, expenses and other payments as agreed by the Depositary and the Company in any agreement concerning such fees, taxes, duties, charges, costs, expenses and other payments. The Company has undertaken in the Deposit Agreement to use its best endeavours to procure the appointment of a successor depositary with effect from the date of termination specified in such notice as soon as reasonably possible following notice of such termination or resignation. Upon any such appointment and acceptance, notice thereof shall be duly given by the successor depositary to the Holders in accordance with Condition 23.

(B) Upon the termination of appointment or resignation of the Depositary, the Depositary shall deliver to its successor depositary sufficient information and records to enable such successor efficiently to perform its obligations under the Deposit Agreement and shall deliver and pay to such successor depositary all Deposited Property held by it under the Deposit Agreement. Upon the date when such termination of appointment or resignation takes effect, the Deposit Agreement provides that the Custodian shall be deemed to be the Custodian thereunder for such successor depositary and shall hold the Deposited Property for such successor depositary and the Depositary shall thereafter have no obligation thereunder.

21 TERMINATION OF DEPOSIT AGREEMENT

(A) Subject as set out below, either the Company or the Depositary but, in the case of the Depositary, only if the Company has failed to appoint a replacement Depositary within 90 calendar days of the date on which the Depositary has given notice pursuant to Condition 20 that it wishes to resign, may terminate the Deposit Agreement by giving 90 calendar days' notice to the other and to the Custodian. Within 30 calendar days after the giving of such notice, notice of such termination shall be duly given by the Depositary to Holders of all GDRs then outstanding in accordance with Condition 23.

If the Company terminates the Deposit Agreement, it will (unless the termination is due to the wilful default, gross negligence or bad faith of the Depositary) be obligated, prior to such termination, to reimburse to the Depositary all amounts owed to the Depositary as set out in the Deposit Agreement and in any agreement between the Depositary and the Company.

(B) During the period beginning on the date of the giving of such notice by the Depositary to the Holders and ending on the date on which such termination takes effect, each Holder shall be entitled to obtain delivery of the Deposited Property relative to each GDR held by it, subject to the provisions of Condition 2(D) and upon compliance with Condition 2, and further upon payment by the Holder of any sums payable by the Depositary to the Custodian in connection therewith for such delivery and surrender but otherwise in accordance with the Deposit Agreement.

(C) If any GDRs remain outstanding after the date of termination, the Depositary shall as soon as reasonably practicable sell the Deposited Property then held by it under the Deposit Agreement and shall not register transfers, shall not pass on dividends or distributions or take any other action except that it will deliver the net proceeds of any such sale, together with any other cash then held by it under the Deposit Agreement, pro rata to Holders of GDRs which have not previously been so surrendered by reference to that proportion of the Deposited Property which is represented by the GDRs of which they are Holders. After making such sale, the Depositary shall be discharged from all obligations under the

Deposit Agreement and these Conditions, except its obligations to account to Holders for such net proceeds of sale and other cash comprising the Deposited Property without interest.

(D) The Company has agreed not to appoint any other depositary for the issue of depositary receipts so long as Deutsche Bank Trust Company Americas is acting as Depositary under the Deposit Agreement.

22 AMENDMENT OF DEPOSIT AGREEMENT AND CONDITIONS

All and any of the provisions of the Deposit Agreement and these Conditions (other than this Condition 22 and Clause 12 of the Deposit Agreement) may at any time and from time to time be amended by written agreement between the Company and the Depositary and, if required, any applicable law, in any respect which they may deem necessary or desirable. Notice of any amendment of these Conditions (except to correct a manifest error) shall be duly given to the Holders by the Depositary and any amendment (except as aforesaid) which shall increase or impose fees or charges payable by Holders or which shall otherwise, in the opinion of the Depositary, be materially prejudicial to the interests of the Holders (as a class) shall not become effective so as to impose any obligation on the Holders of the outstanding GDRs until the expiry of three months after such notice shall have been given. During such period of three months, each Holder shall be entitled to obtain, subject to and upon compliance with Condition 2, delivery of the Deposited Property relative to each GDR held by it upon surrender thereof, free of the charge specified in Condition 16(A)(i) for such delivery and surrender but otherwise in accordance with the Deposit Agreement. Each Holder at the time when any such amendment so becomes effective shall be deemed, by continuing to hold a GDR, to approve such amendment and to be bound by the terms thereof in so far as they affect the rights of the Holders. In no event shall any amendment impair the right of any Holder to receive, subject to and upon compliance with Condition 2, the Deposited Property attributable to the relevant GDR.

23 NOTICES

All notices to Holders shall be validly given if mailed to them at their respective addresses in the register of Holders maintained by the Depositary or furnished to them by electronic transmission as agreed between the Company and the Depositary and, so long as the GDRs are listed on the GDR Exchange, published in a leading newspaper having general circulation in Germany (which is expected to be the Frankfurter Allgemeine Zeitung). Any such notice shall be deemed to have been given on the later of such publication and the seventh day after being so mailed. All notices required to be given by the Company to the holders of any Shares or other Deposited Property pursuant to any applicable laws, regulations or other agreements shall be given by the Company to the Depositary and upon receipt of any such notices, the Depositary shall forward such notices to the Holders. The Depositary shall not be liable for any notices required to be given by the Company which the Depositary has not received from the Company, nor shall the Depositary be liable to monitor the obligations of the Company to provide such notices to the holders of any Shares or other Deposited Property.

24 REPORTS AND INFORMATION ON THE COMPANY

(A) The Company has undertaken in the Deposit Agreement (so long as any GDR is outstanding) to furnish the Depositary with six copies in the English language by mail, facsimile or electronic transmission as agreed between the Company and the Depositary (and to make available to the Depositary, the Custodian and each Agent as many further copies as they may reasonably require to satisfy requests from Holders) of:

(i) in respect of the financial year ending on December 31, 2010 and in respect of each financial year thereafter, the non-consolidated (or, if published for holders of Shares, consolidated) balance sheets as at the end of such financial year and the non-consolidated (or, if published for holders of Shares, consolidated) statements of income for such financial year in respect of the Company, prepared in conformity with either generally accepted accounting principles in the US and reported upon by independent public accountants selected by the Company, as soon as practicable (and in any event within nine months) after the end of such year; and

(ii) semi-annual non-consolidated (or, if published for holders of Shares, consolidated) financial statements as soon as practicable (and in any event, not later than four months after the date to which they relate) after the same are published.

(B) The Depositary shall, upon receipt thereof, give due notice to the Holders that such copies are available upon request at its specified office and the specified office of any Agent.

25 COPIES OF COMPANY NOTICES

On or before the day when the Company first gives notice, by mail, publication or otherwise, to holders of any Shares or other Deposited Property, whether in relation to the taking of any action in respect thereof or in respect of any dividend or other distribution thereon or of any meeting or adjourned meeting of such holders or otherwise, the Company has undertaken in the Deposit Agreement to transmit to the Custodian and the Depositary such number of copies of such notice and any other material (which in the opinion of the Company contains information having a material bearing on the interests of the Holders) furnished to such holders by the Company in connection therewith as the Depositary may reasonably request. If such notice is not furnished to the Depositary in English, either by the Company or the Custodian, the Depositary shall, at the Company's expense, arrange for an English translation thereof (which may be in such summarised form as the Depositary may deem adequate to provide sufficient information) to be prepared. The Depositary shall, as soon as practicable after receiving notice of such transmission or (where appropriate) upon completion of translation thereof, give due notice to the Holders which notice may be given together with a notice pursuant to Condition 9(A), and shall make the same available to Holders in such manner as it may determine.

26 MONEYS HELD BY THE DEPOSITARY

The Depositary shall be entitled to deal with moneys paid to it by the Company for the purposes of the Deposit Agreement in the same manner as other moneys paid to it as a banker by its customers and shall not be liable to account to the Company or any holder or any other person for any interest thereon, except as otherwise agreed.

27 DISCLOSURE OF BENEFICIAL OWNERSHIP AND OTHER INFORMATION

The Depositary may from time to time request Holders or former Holders or any clearing system in which the GDRs are from time to time cleared to provide information as to the capacity in which they hold or held GDRs and regarding the identity of any other persons then or previously interested in such GDRs and the nature of such interest and various other matters. Each such Holder agrees to provide any such information reasonably requested by the Depositary pursuant to the Deposit Agreement whether or not still a Holder at the time of such request.

28 SEVERABILITY

If any one or more of the provisions contained in the Deposit Agreement or in these Conditions shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained therein or herein shall in no way be affected, prejudiced or otherwise disturbed thereby.

29 GOVERNING LAW

(A) The Deposit Agreement, the GDRs and any non-contractual obligations arising out of or in connection with either of them are governed by, and shall be construed in accordance with, English law. The rights and obligations attaching to the Deposited Property will be governed by US law. The Company has submitted in respect of the Deposit Agreement and these Conditions to the jurisdiction of the English courts.

(B) The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with the GDRs and accordingly any Proceedings may be brought in such courts. This submission is made for the benefit of each of the Holders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

(C) The Depositary irrevocably appoints the Managing Director for the time being of Deutsche Trustee Company Limited, currently situated at Winchester House, 1 Great Winchester Street, London EC2N 2DB as its authorised agent for service of process in England. If for any reason the Depositary does not have such an agent in England, it will promptly appoint a substitute process agent and notify the Company of such appointment. Nothing herein shall affect the right to serve process in any other manner permitted by law.

30 CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

No person shall have any right to enforce these terms and conditions under the Contracts (Rights of Third Parties) Act 1999 except and to the extent (if any) that these terms and conditions expressly provide for such Act to apply.

DEPOSITARY

Deutsche Bank Trust Company Americas
60 Wall Street
New York
New York 10005

CUSTODIAN

Deutsche Bank Trust Company Americas
60 Wall Street
New York
New York 10005

and/or such other Depositary and/or such other Custodian or Custodians and/or such other or further Agent or Agents and/or Specified Offices and/or specified offices as may from time to time be duly appointed or nominated and notified to the Holders.

Schedule 2

Form of Master GDR

THIS MASTER GDR, THE GLOBAL DEPOSITARY RECEIPTS ("**GDRs**") EVIDENCED HEREBY AND THE EQUITY SHARES REPRESENTED THEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "**SECURITIES ACT**") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION OF THE UNITED STATES.

THE HOLDERS HEREOF, BY PURCHASING THE GDRs EVIDENCED BY THIS MASTER GDR, AGREE, FOR THE BENEFIT OF EXMOVERE HOLDINGS, INC. AND THE DEPOSITARY NAMED BELOW THAT THE GDRs REPRESENTED BY THIS CERTIFICATE MAY NOT AT ANY TIME BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO ANY PERSON LOCATED IN THE UNITED STATES, RESIDENTS OF THE UNITED STATES, OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, SUCH PERSONS.

EACH HOLDER BY ITS ACCEPTANCE OF THE GLOBAL DEPOSITARY RECEIPTS EVIDENCED HEREBY AND THE BENEFICIAL INTEREST IN THE SHARES REPRESENTED THEREBY REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS.

ISIN:	US3020862021
Common Code:	057447524
CUSIP:	302086 202

Exmovere Holdings, Inc.
(incorporated with limited liability under the laws of
the State of Nevada)
MASTER GDR
representing unrestricted equity shares
of Exmovere Holdings, Inc.
each having a par value of US$0.001
(the "Shares")

This is to certify that (1) pursuant to a Deposit Agreement dated January 4, 2011 between Exmovere Holdings, Inc. (the "**Company**") and Deutsche Bank Trust Company Americas (the "**Depositary**") (the "**Depositary Agreement**") Shares have been or will be deposited with the Depositary, or with a custodian duly appointed by the Depositary (the "**Custodian**) and (2) BT Globenet Nominees Limited (the "**Holder**") is, at the date hereof, entered in the Register maintained by the Depositary (the "**Register**") as holder of the number of global depositary receipts ("**GDRs**") shown from time to time in the Register and is entitled, subject to and upon compliance with the terms and conditions (the "**Conditions**") of the GDRs designated above set out in Schedule 1 to the Deposit Agreement and the terms of the Deposit Agreement, to the benefit of the Conditions and at the option of the Holder (a) to have the Depositary deliver at the Custodian's Office in the US to a person specified by the Holder hereof (i) a certificate or certificates for such number of Shares represented hereby and (ii) any other Deposited Property or (b) to have such certificate or certificates and any other Deposited Property forwarded at the risk and expense of the Holder, for delivery at the specified office of the Depositary or of such agent located in the US or in such other place as from time to time permitted by applicable law. The words "**Deposited Property**" shall mean such number of Shares and all other property and cash for the time being held by the Custodian or the Depositary or their respective agents and attributable to such number of Shares pursuant to the terms of the Deposit Agreement.

Any increase or decrease in the number of GDRs evidenced hereby from that initially notified to the Holder will promptly be notified to the Holder by the Depositary.

This Master GDR is evidence of entitlement only. Title to this Master GDR passes only upon due registration in the Register and only the duly registered holder is entitled to payments in respect thereof. All rights of the Holder of this Master GDR are expressly subject to the provisions of the Deposit Agreement herein mentioned (pursuant to which this Master GDR is issued) and to the Conditions endorsed hereon, all of which form a part of the contract evidenced by this Master GDR and to all of which the Holder hereof assents by accepting this Master GDR.

This Master GDR will only be exchanged for certificates in definitive registered form evidencing GDRs in the circumstances described in (i), (ii), (iii) or (iv) below in whole but not, except in the case of (iii) or (iv) below, in part. Subject to the terms and conditions hereof, the Depositary hereby irrevocably undertakes to deliver certificates evidencing GDRs in definitive registered form in

exchange for this Master GDR to persons entitled to interests in this Master GDR within 60 calendar days in the event that:

(i) the Holder of the Master GDR is unwilling or unable to continue as common depositary (or as nominee thereof) and a successor common depositary (or successor depositary) (or successor nominee thereof), is not appointed within 90 calendar days; or

(ii) either of the Clearing Systems is closed for business for a continuous period of 14 calendar days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does, in fact, do so and no alternative clearing system satisfactory to the Depositary is available within 45 calendar days; or

(iii) the Depositary has determined that, on the occasion of the next payment in respect of the GDRs, the Company, the Depositary or its Agent would be required to make any deduction or withholding from any payment in respect of the GDRs which would not be required were the GDRs in definitive form; or

(iv) the Holder gives notice to the Depositary of its desire to exchange a part or the whole of the Master GDR for certificates evidencing GDRs in definitive registered form.

In relation to (iii) and (iv) above any person appearing in the records maintained by the Clearing Systems as entitled to any interest in this Master GDR shall be entitled to require the Holder to procure the exchange of an appropriate part of this Master GDR for a definitive GDR for an interest held by such person in this Master GDR in the above circumstances upon notice to the Holder. Any such exchange shall be at the expense (including printing costs) of the Holder in the case of such appropriate part or at the expense of the Holders in case of exchange of the whole of the Master GDR for the definitive GDRs.

A GDR evidenced by an individual definitive certificate will not be eligible for clearing and settlement through the Clearing Systems.

Upon any exchange of a part of this Master GDR for a certificate evidencing a GDR or GDRs in definitive form or any distribution of GDRs pursuant to Conditions 3, 5, 6, 7 or 10, or any reduction in the number of GDRs evidenced hereby following any withdrawal of any Deposited Property pursuant to Condition 2, or any increase in the number of GDRs following the deposit of Shares pursuant to Condition 1, the relevant details shall be entered on the Register of the Depositary, whereupon the number of GDRs represented by this Master GDR shall be reduced or increased (as the case may be) for all purposes by the amount so exchanged and entered on the Register, provided always that if the number of GDRs evidenced by this Master GDR is reduced to zero this Master GDR shall continue in existence until the obligations of the Company under the Deposit Agreement and the obligations of the Depositary pursuant to the Deposit Agreement and the Conditions have terminated.

Payments and Distributions

Payments of cash dividends and other amounts (including cash distributions) in respect of the GDRs evidenced by the Master GDR will be made by the Depositary through the Clearing Systems on behalf of persons entitled thereto upon receipt of funds therefor from the Company. A free distribution or rights issue of Shares to the Depositary on behalf of Holders may result in the Master GDR being marked up to reflect the enlarged number of GDRs it thereby evidences.

Surrender of GDRs

Any requirement in the Conditions relating to the surrender of a GDR to the Depositary shall be satisfied by the production by the Common Depositary on behalf of a Holder of such evidence of entitlement of such Holder as the Depositary may reasonably require, which is expected to be a certificate or other documents issued by the Clearing Systems or, if relevant, an alternative clearing system. The delivery or production of any such evidence shall be sufficient evidence, in favour of the Depositary, any Agent and the Custodian of the title of such person to receive (or to issue instructions for the receipt of) all moneys or other property payable or distributable, in respect of the Deposited Property represented by such GDRs.

Notices

For so long as the Master GDR is registered in the name of a common depositary on behalf of the Clearing Systems, notices may be given by the Depositary by delivery of the relevant notice to the Common Depositary for communication to persons entitled thereto in substitution for publication required by Condition 23, except that, so long as the GDRs are listed on the GDR Exchange, notices shall also be published in a leading newspaper having general circulation in Germany (which is expected to be the Frankfurter Allgemeine Zeitung).

Governing Law

This Master GDR shall be governed by and construed in accordance with English law.

Dated [•]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

Authorised Signatory

Schedule 3
Part A

Certificate and Agreement of Persons Acquiring GDRs in Definitive Form upon Exchange of a Beneficial Interest in a Master GDR Pursuant to Clause 2.6 of the Deposit Agreement

[DATE]

Deutsche Bank Trust Company Americas
60 Wall Street
New York
New York 10005
United States of America

Dear Sirs,

EXMOVERE HOLDINGS, INC.

Reference is hereby made to the Deposit Agreement dated January 4, 2011 between Exmovere Holdings, Inc. (the "**Company**") and Deutsche Bank Trust Company Americas (the "**Depositary**") (the "**Deposit Agreement**") with respect to global depositary receipts ("**GDRs**") issued thereunder. Capitalised terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

The undersigned is acquiring a definitive GDR in exchange for a beneficial interest in the relevant Master GDR pursuant to Clause 2.6 of the Deposit Agreement. The undersigned hereby certifies and agrees that it is acquiring a GDR(s) or beneficial interest for its own account, without transfer. The undersigned is not located in the United States, is not a resident of the United States and is not acquiring the GDR(s) for, or for the account or benefit of, such person.

Very truly yours,

[**NAME OF CERTIFYING ENTITY**]

[By:

Title:]

Schedule 3
Part B

Certificate and Agreement of Acquirers of GDRs or Beneficial Interests in a Master GDR upon Deposit of Shares Pursuant to Condition 1 of the GDRs and Clause 3.2 of the Deposit Agreement

[DATE]

Deutsche Bank Trust Company Americas
60 Wall Street
New York
New York 10005
United States of America

Dear Sirs,

EXMOVERE HOLDINGS, INC.

Reference is hereby made to the Deposit Agreement dated January 4, 2011 between Exmovere Holdings, Inc. (the "**Company**") and Deutsche Bank Trust Company Americas (the "**Depositary**") (the "**Deposit Agreement**") with respect to global depositary receipts ("**GDRs**") issued thereunder. Capitalised terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

1 This certification and agreement is furnished in connection with the deposit of Shares and issuance of GDRs pursuant to Condition 1 and Clause 3.2 of the Deposit Agreement.

2 We acknowledge (or if we are acting for the account of another person, such person confirmed to us that it acknowledges) that the GDRs and the Shares represented thereby have not been and will not be registered under the United States Securities Act of 1933, as amended, (the "**Securities Act**") or with any securities regulatory authority of any state or other jurisdiction of the United States and are being offered outside the United States in reliance on Regulation S.

3 We certify (or if we are acting for the account of another person, such person confirmed to us that it acknowledges) that:

the Shares deposited are not restricted securities within the meaning of Rule 144 of the Securities Act and

EITHER

we are, or at the time the Shares are deposited and at the time the GDRs are issued will be, the beneficial owner of the Shares represented by such GDRs, and (i) we are not a U.S. person (as defined in Regulation S under the Securities Act) and we are located outside the United States (within the meaning of Regulation S under the Securities Act) and acquired, or have agreed to acquire and will have acquired, the Shares to be deposited outside the United States (within the meaning of Regulation S under the Securities Act), (ii) we are not an affiliate of the Company or a person acting on behalf of the Company or such affiliate, and (iii) we are not in the business of buying and selling securities or, if we are in such business, we did not acquire the securities to be deposited from the Company or any affiliate thereof in the initial distribution of GDRs and Shares.

OR

we are a broker-dealer acting on behalf of our customer; our customer has confirmed to us that it is, or at the time the Shares are deposited and at the time the GDRs are issued will be, the beneficial owner of the Shares represented by such GDRs, and (i) it is not a U.S. person (as defined in Regulation S under the Securities Act) and it is located outside the United States (within the meaning of Regulation S under the Securities Act) and acquired, or has agreed to acquire and will have acquired, the Shares to be deposited outside the United States (within the meaning of Regulation S under the Securities Act), (ii) it is not an affiliate of the Company or a person acting on behalf of the Company or such an affiliate, and (iii) it is not in the business of buying and selling securities or, if it is in such business, it did not acquire the securities to be deposited from the Company or any affiliate thereof in the initial distribution of GDRs and Shares.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

[By:

Title:]

Schedule 3
Part C

Certificate and Agreement of Persons Receiving Deposited Property upon Withdrawal Pursuant to Condition 2 of the GDRs and Clause 3.8 of the Deposit Agreement

[DATE]

Deutsche Bank Trust Company Americas
60 Wall Street
New York
New York 10005
United States of America

Dear Sirs,

EXMOVERE HOLDINGS, INC.

Reference is hereby made to the Deposit Agreement dated January 4, 2011 between Exmovere Holdings, Inc. (the "**Company**") and Deutsche Bank Trust Company Americas (the "**Depositary**") (the "**Deposit Agreement**") with respect to global depositary receipts ("**GDRs**") issued thereunder. Capitalised terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

1 We are surrendering a GDR in accordance with the terms of the Deposit Agreement for the purpose of withdrawal of the Deposited Property represented by such GDRs (the "**Shares**") pursuant to Condition 2 and Clause 3.8 of the Deposit Agreement.

2 We acknowledge (or if we are acting for the account of another person, such person has confirmed to us that it acknowledges) that the GDRs and the securities represented thereby have not been and will not be registered under the United States Securities Act of 1933, as amended, (the "**Securities Act**") or with any securities regulatory authority of any state or other jurisdiction of the United States and are being offered outside the United States in reliance on Regulation S.

3 We certify (or if we are acting for the account of another person, such person has confirmed that it certifies) that we are (or it is) located outside the United States (within the meaning of Regulation S under the Securities Act) and:

(a) we have (or it has) sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the GDRs or the Shares in an offshore transaction in accordance with Regulation S under the Securities Act and we are (or it is), or prior to such sale or other transfer we were (or it was), the beneficial owner of the GDRs; or

(b) we will be the beneficial owner of the Shares upon withdrawal, and, accordingly, we agree that we will not offer, sell, pledge or otherwise transfer the Shares except in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

4 If we are a broker-dealer, we further certify that we are acting for the account of our customer and that our customer has confirmed the accuracy of the representations contained in paragraph 3 hereof that are applicable to it (including the representations with respect beneficial ownership) and, if paragraph 3(b) is applicable to our customer, has confirmed that it will comply with the agreements set forth in paragraph 3(b).

Very truly yours,

[NAME OF CERTIFYING ENTITY]

[By:

Title:]

IN WITNESS whereof this Agreement has been signed on behalf of the parties hereto on the day and year first above written.

EXMOVERE HOLDINGS, INC.

By: [signature]

DAVID BYCHKOV, CEO

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: [signature]

Christopher Konopelko
Vice President

By: [signature]

Michael Curran
Vice President